                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08649

                           EII Realty Securities Trust
               (Exact name of registrant as specified in charter)

                          717 Fifth Avenue, 10th Floor
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                                Richard J. Adler
                          717 Fifth Avenue, 10th Floor
                               New York, NY 10022
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-303-0478

                        Date of fiscal year end: June 30

                     Date of reporting period: June 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                 (E.I.I. LOGO)
                         E.I.I. REALTY SECURITIES TRUST

                              INSTITUTIONAL SHARES

                                  JUNE 30, 2010
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                               TABLE OF CONTENTS

Letter to Shareholders ....................................................    1
Portfolio Sectors .........................................................   17
Disclosure of Fund Expenses ...............................................   18
Schedules of Investments ..................................................   19
Statements of Assets and Liabilities ......................................   27
Statements of Operations ..................................................   28
Statements of Changes in Net Assets .......................................   29
Financial Highlights ......................................................   32
Notes to the Financial Statements .........................................   35
Additional Information ....................................................   43

This report is submitted for the information of shareholders of E.I.I. Realty Securities Trust. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money. Fund shares are distributed by BNY Mellon Distributors Inc. 760 Moore Rd., King of Prussia, PA 19406.

                         E.I.I. REALTY SECURITIES TRUST
                         E.I.I. REALTY SECURITIES FUND
                                 JUNE 30, 2010

To Our Shareholders in the E.I.I. Realty Securities Fund:

For the six month period ended June 30, 2010, the E.I.I. Realty Securities Fund rose 5.82% on a per share basis compared to 5.56% for the FTSE NAREIT Equity Index. For the fiscal year ended June 30 the Fund rose 51.56% compared to the index gain of 53.90%.

The recovery from the financial crisis that commenced in March 2009 encompassed much of the fiscal year ended June 30, with real estate investment trust (REITs) more than doubling from their trough lows. After a year of dramatic gains, the final quarter of the fiscal year began a consolidation with a decline of 3.3% in the Fund and 4.1% for the Index. The more normalized returns were again led by higher quality companies that favor the Fund's investment style and the Fund outperformed, whereas the initial phase of the recovery favored more leveraged companies whose very survival has been threatened in the crisis.

Having underperformed general equities in the crisis, REITs outperformed during the fiscal year, even though real estate is a lagging cyclical industry. This seems counter-intuitive as REIT earnings are on average still declining at a time when corporate earnings are cyclically very strong and surprising on the upside. The explanation for this lies in the character of cyclical securities, the long-term nature of the real estate asset class, the advantaged position of public real estate which is most evident at the inflection point of the cycle, and the hunger for current yield engendered by the most expansive monetary policy ever. Specifically, cyclical securities tend to post some of their strongest gains at the inflection point in a cycle. Though real estate lags as an industry, the real estate cycle is longer-term, so the market tends to discount the recovery further into the future. As in past cycles, with their aggressive deleveraging having raised over $25 billion in equity and $15 billion in extended maturity debt, REITs are competitively advantaged versus their capital starved private competitors. As REITs are again viewed as the solution not the problem in commercial real estate, the market has been anticipating future accretive acquisitions. The pace of acquisitions has been slow since authorities have been much less aggressive in forcing banks to recapitalize. Yet in addition to banks there remains a $trillion of maturing commercial mortgage backed securities over the next three years that will require several hundred billion of new equity to refinance, and REITs have demonstrated the best access and lowest cost of capital in the industry. Finally, REITs are distinguished as among the highest yielding equity securities. Though many REITs had cut their dividends in the crisis and the 4% average yield is low by historic standards, it still stands out compared to the near 0% interest rates on short-term Treasuries and 3% on 10-year issues. There is somewhat of a hedge associated with the current record low interest rate environment. One trigger that would likely accelerate the pace of dispositions of real estate by overleveraged holders would be monetary tightening by the Federal Reserve manifest by a rise in the federal funds rate. The likely increase in accretive acquisitions that could result would allow for higher dividends to be paid by REITs and serve as an offset to a rise in market yields.

However, the timing of this form of tightening by the Fed has been postponed in the view of economists by the "soft patch" in the economic recovery that occurred in the final quarter of the fiscal year. This slowdown accounts for the equity market correction in the last quarter. Because this economic cycle has been characterized by overleveraging, it is a so-called "balance sheet" recession. Such recessions tend to be more severe and protracted than traditional recessions. Forecasts of up to 4% Gross Domestic Product (GDP) growth, already sub-par for recoveries by historic standards, have been cut in half, and concerns over of a "double dip" have become pervasive. The pace of recovery has been slowed by the sovereign debt crisis in Europe and the exogenous shock of the Gulf oil spill. Rather than monetary tightening that had been widely expected to begin late in 2010, Fed policy is considering possible further easing, especially given the prospects for tightening fiscal policy from rising tax rates built into the current tax code. Market expectations are now for zero short-term interest rates to continue into late 2011.

It is not just the current dividend, but the prospect for rising dividend yields for REITs that support current valuation. Payout ratios are already near the minimum required to maintain REIT status, so any rise in funds from operations
(FFO) can be expected to quickly translate into rising dividends. Though the pace of recovery varies by different property types, overall we expect FFO to grow by over 5% and dividends to rise perhaps 4% even with a slower pace of GDP growth.

                         E.I.I. REALTY SECURITIES TRUST
                    E.I.I. REALTY SECURITIES FUND (CONTINUED)
                                  JUNE 30, 2010

Among the property sectors, apartments are already showing growth in FFO. In addition to demand growth from stabilizing unemployment, demand for rental housing is rising secularly based on favorable demographics and a return to historically higher propensity to rent as the single family housing bubble unwinds. As in most property types, the lack of new supply begets rising occupancies and rents as demand is restored. Lodging is another cyclically sensitive sector due to very short-term leases (overnight) and high operating leverage. After turning positive at the start of 2010, hotel demand is growing at its most rapid rate in the past 30 years, up by as much as 9.6% in May. With declining new supply occupancies have risen 7% and average daily rate has turned positive. The pace of retailer demand slowed with the "soft patch" in the economy, resulting in stabilized occupancy but continued pricing pressure on leases. Storage has stabilized: supply remains low, but demand remains sluggish, impacted by the sputtering housing cycle. With longer leases, office is a lagging sector. Fundamentals appear to be at trough levels in most markets, and improving significantly in select markets like New York and Washington D.C. National vacancy rates have peaked at over 18% (15% for central business district (CBD), 20% for suburbs), boding flat FFO by 2011. Specialty sectors like data centers and lab space have fared better with solid signs of recovery. Industrial has been the most severely impacted sector in this cycle by the credit crunch and sharp decline in global trade, with vacancy close to 12%, the highest in over 20 years, and the recovery will play out over several years. Due to the longest leases, healthcare is the most defensive sector and held up better than other more cyclical property types. These defensive aspects caused the shares to underperform early in the fiscal year during the most rapid cyclical recovery, but their appeal has grown with the "soft patch", and acquisition activity is accelerating.

One phenomenon that is repeating itself is the emergence of new REITs in response to the recovery in REIT share prices. The new REITs are typically led by experienced managers, many of whom were associated with REITs that were sold or taken private at favorable prices at the peak of the last cycle. However, the market has been discriminating in terms of successful initial public offering "(IPO's)", and the pace has been well below that which characterized the early phases of the Modern REIT Era in the early 1990's.

On the negative side, after a lull REIT volatility has again risen with the emergence of the "soft patch", and correlations with general equities and financials remain elevated. Volatility is a general problem in financial markets, and can be attributed to the growth in derivatives and the change in the mix of market participants toward hedge funds focusing on macro sectors and rapid computerized trading. REITs are a case study of this phenomenon. However, the recently passed financial reforms on derivatives should begin to mitigate these trends, and regulatory scrutiny is already underway on the leveraged exchange traded funds "(ETF's)" that have been the most egregious source of volatility in the REIT sector.

New data has become available comparing the total returns achieved in REITs over the past cycle that supports the secular case for real estate securities as a primary means of participating in the real estate asset class. According to the National Association of Real Estate Investment Trusts (NAREIT), over the full market cycle publically traded REITs on average provided compound annual returns, net of fees and expenses, of 13.4% compared to 7.7% for Core funds, 8.6% for Value-added funds, and 12.1% for Opportunity funds as reported by the National Council of Real Estate Investment Fiduciaries (NCREIF). REIT managements demonstrated superior operating and portfolio management skills, as buyers at the trough of the markets and sellers at the peak. This secular underpinning for the case for REITs supplements the superior cyclical status, and supports the favorable prospects for REITs in the coming years.

We thank you for the support and confidence you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

                 E.I.I. REALTY SECURITIES - INSTITUTIONAL SHARES

                                  JUNE 30, 2010

                                   (UNAUDITED)

 COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. REALTY
  SECURITIES FUND AND THE NAREIT EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE
    SECURITIES INDEX(1) FROM INCEPTION (JUNE 11, 1998) THROUGH JUNE 30, 2010

                              (PERFORMANCE GRAPH)

            E.I.I. REALTY SECURITIES FUND   NAREIT EQUITY INDEX   WILSHIRE REAL ESTATE SECURITIES INDEX
            -----------------------------   -------------------   -------------------------------------
6/30/1998             1,000,000                  1,000,000                      1,000,000
6/30/1999               972,823                    933,168                        954,719
6/30/2000             1,033,603                    961,466                        997,282
6/30/2001             1,248,973                  1,196,373                      1,242,129
6/30/2002             1,397,478                  1,390,367                      1,413,398
6/30/2003             1,380,480                  1,445,909                      1,455,757
6/30/2004             1,732,180                  1,837,365                      1,880,825
6/30/2005             2,358,202                  2,437,554                      2,532,004
6/30/2006             2,842,521                  2,901,725                      3,084,889
6/30/2007             3,114,861                  3,266,405                      3,446,357
6/30/2008             2,777,993                  2,820,976                      2,914,708
6/30/2009             1,607,310                  1,599,650                      1,584,573
6/30/2010             2,436,085                  2,461,815                      2,472,927

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

 An Index is unmanaged and does not take into account charges, fees, taxes and other expenses.

                                                RETURNS FOR THE YEAR ENDED
                                                       JUNE 30, 2010
                                                AVERAGE ANNUAL TOTAL RETURN
                                            ----------------------------------
                                            ONE**    FIVE    TEN       SINCE
                                             YEAR   YEARS   YEARS   INCEPTION*
                                            -----   -----   -----   ----------
E.I.I. REALTY SECURITIES FUND               51.56%   0.65%  8.95%      7.66%
FTSE NAREIT Equity Index (1)                53.90%   0.20%  9.86%      7.76%
Wilshire Real Estate Securities Index (1)   56.06%  -0.47%  9.51%      7.80%

*    Inception date was June 11, 1998.

** Due to recent market conditions, the Fund has experienced relatively high performance which may not be sustainable or repeated in the future.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

     Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund shares. The Fund's return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as "non-diversified" because it may devote a larger portion of its assets to single issues than a "diversified" fund. The Fund may invest in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

     The Fund's total expense ratio is 1.61%.

     The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

                         E.I.I. REALTY SECURITIES TRUST
                       E.I.I. INTERNATIONAL PROPERTY FUND
                                  JUNE 30, 2010

To Our Shareholders in the E.I.I. International Property Fund:

For the six month period ended June 30, 2010 the E.I.I. International Property Fund fell 9.61% on a per share basis compared to a decline of 9.56% for the FTSE EPRA/NAREIT Developed ex-US Index. For the fiscal year ended June 30 the Fund rose 7.96% versus an increase of 10.60% for the benchmark index. Assets in the Fund totaled $454.4 million at the end of the year.

In the period of recovery from The Great Recession, it is clear that the optimism at the beginning of the year was replaced with a more cautionary tone in the months that followed as major market developments weighed heavily on the pace of recovery. In the international markets this included a volcanic eruption in Iceland that halted air travel throughout Europe for almost two weeks, followed by China's announcement of more severe than anticipated measures to slow the housing market, riots in Thailand, the sinking of a South Korean submarine by North Korea, and the escalation of the financial crisis in Greece into a European problem that appeared to precipitate another Lehman-like banking debacle.

The combination of geopolitical events and economic turbulence resulted in a flight to the safety of the US dollar (USD), gold and government bonds - but not EUROPEAN government bonds. The Euro dropped from 1.35/USD at the end of the quarter to a low of 1.19 by early June and analysts were projecting a fall to parity - or even the demise of the Euro. The US market "fear index", known as the VIX (Standard & Poor's (S&P) futures volatility index) rose to a level in May that was last reached in early 2009 in the midst of the financial crisis. The period ended with sharp declines in virtually all markets, although trading volumes tended to be lighter than usual, indicating that not all investors were convinced that a "double dip" was imminent.

While the Asian markets suffered from the general global malaise during the quarter, balance sheets for consumers, banks, companies and countries are in far better shape than European markets.

In Europe the issue of bank and sovereign credit risk became the dominant concern. Banks are being subjected to stress tests to try to alleviate these concerns. With regard to sovereign risk, we believe that the debt levels of the European nations as a whole are less problematic than the press would have one believe. For example, Spain's debt to GDP ratio is currently 53% per the European Central Bank (ECB), which is well below the Eurozone average of 79%. While Spain's public debt is expected to rise over the next several years to 70% of GDP, this level of debt will still remain below the European average.

One of the benefits of this turmoil has been to focus the European Commission
(EC) on the need for cooperative efforts and address important issues like pension fund reform and structural deficit levels. Many nations have already begun to make substantive changes to their pension benefits, especially France and Italy, such that the impact on GDP over the next 50 years will be negligible according to a recent study by the European Union (EU). Greece has recently enacted reforms to reduce its pension benefits by increasing the retirement age to 65 from 55 despite protestations from its constituents. Although they remain far from their long-term averages, by the end of the period sovereign spreads were beginning to decline from their historical peaks and the Euro began to strengthen.

PROPERTY SECTOR

Investor concerns about a European market meltdown, a sharp slowdown in China's economy, and the potential for a return to recessionary conditions globally weighed on the property sector despite overall improving fundamentals and transaction activity. Interestingly, while stock investors headed for the hills, property investors headed to the market to pick up "bargains" - although these bargains were hard to find despite the supposedly depressed economic conditions. A large shopping center in the south of France sold for a 4.6% yield and a purchase price of over E400 million - and there were numerous all-cash bidders. Transactions in many major markets including London, Paris, Hong Kong and Tokyo occurred during the quarter as investors and tenants attempted to get quality assets or locations at attractive pricing. While the pace of activity remains well-below long-term averages, there was a noticeable increase in leasing and asset sale volumes by the end of the

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

quarter. Buyers are attracted to the market by improving fundamentals and the lack of new supply, and purchasing assets below replacement cost. Tenants are seeking to lock in relatively low rental rates and improve long-term occupancy costs for higher quality space than they currently occupy. Bank financing for real estate remains problematic in most developed markets, but it is readily available at low cost in most Asian markets. If we were to ignore the crises of the moment, we view this as one of the best opportunities to invest in the sector - and this view is well-supported by investors globally. With the exception of Australian REITs, the publicly traded property market was more influenced by negative sentiment than improving property market fundamentals at the end of the period, declining generally in line with the broader equity markets in most countries.

MARKET REVIEW

EUROPE

UK. Continued growth in employment, retail sales and a stable political environment provided an unexpectedly strong boost to the property sector. London's real estate market in particular exceeded all expectations during the quarter in terms of rental growth, tenant activity and increases in property values - both residential and commercial. Home prices in London rose 2.2% in June and prices for the UK overall rose for the sixth straight month, although the rate of increase has slowed. Office rents rose 12% (up 25% year-to-date) and tenants with large leasing requirements of over 200,000 sf are having difficulty securing contiguous space. Companies like Bank of America, Macquarie, Google and others have been seeking from 200,000 to 350,000 sf of space in the City, and large law firms signed leases during the quarter at rates that are 20-30% above last year's lows of L35-40/sf. The improving outlook for the property sector has led to fund launches, company IPO's and the market continues to attract foreign and local investment, resulting in higher prices and declining property yields. While the yield levels are approaching historically low levels of 5% for office buildings, the purchase prices remain below replacement cost on a per square foot basis as this yield is based off of the current (low) rent levels.

Despite the promising statistics, the UK market continues to suffer from high household leverage and rising fiscal deficits that make the longer term economic prospects challenging. Consumers will be further challenged with the pending increase in value added tax (VAT) to 20% (up 2.5%) in January 2011 which will likely bring forward retail sales into the current year with the obvious negative consequences for subsequent periods. As a result, we have maintained a modest UK weighting in our portfolios with the objective of increasing allocations to this market as the economic recovery gains more traction.

FRANCE. The French economy continued to improve during the quarter as manufacturing and industrial production rose at a faster than expected pace through the end of May. Consumer spending also increased in May, but this was followed by a decline in consumer confidence in June. As for the real estate markets, tenant activity increased by 16% during the first half of the year over year (YOY) and transaction volume rose sharply (up 77%) during that same period. While office rents in Paris bottomed and are showing signs of strengthening, the overall trend remains negative due in part to the inflation adjustment that will be negative this year - a first for many tenants. As with other European markets, demand for fully leased real estate remains strong, resulting in higher prices and property yields that are approaching peak levels. Buyers have included German insurance companies and funds and other international buyers and the sellers have generally been the highly leveraged opportunity funds.

SWEDEN. During the period, we added to holdings in Sweden to take advantage of the impending market recovery as well as to diversify out of the euro-denominated markets. Sweden's economy has shown steady improvement throughout the past 12 months, but many of the country's major office markets - Malmo, Gothenburg and Stockholm - were suffering from oversupply and a general lack of leasing activity. Key economic indicators like consumer confidence, retail sales, industrial production and employment far exceeded market expectations. The Central Bank (Riksbank) concluded that the economic trends are sufficiently strong and raised rates on July 1 by 25 bps. Swedish banks had been suffering from the collapse of the Baltic region where overeager lenders precipitated a subprime crisis, but this problem has largely passed and the banks have become better capitalized. The improving economic trend has stimulated greater leasing activity for the office market in

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

Stockholm and despite the current vacancy rate of over 11%, rental rates are starting to increase in prime locations as are property prices.

ASIA

CHINA. The Chinese developers were adversely affected by the government introducing a set of worse-than-expected tightening measures in late April. The government attacked the market from multiple angles - supply, availability of financing and property taxes. By increasing supply of private/affordable homes and essentially forcing developers to build on existing landholdings, the government put downward pressure on pricing. At the same time, required down payments for homes have been increased from 20% to 30% for first time buyers and 50-60% for all others. To further dampen demand, the government announced that some form of property tax would be instituted. The impact of these measures was immediate. During the best selling week of the year, known as "Golden Week" (early May), when Chinese have a national holiday week and go house-shopping, the showrooms were empty. Home sales plummeted 70% in May, forcing developers to reduce prices by 10-30% to attract buyers, although most developers sold out their remaining inventory and mothballed existing projects. Many companies like China Overseas Land, our largest holding in China, have sold much if not all of their existing inventories for 2010 and are now focusing on 2011 sales. In June, the price cuts took effect and sales rose 20-30% month over month (MOM), indicating that the government measures served only to slow, but not eliminate, demand.

Economic statistics now indicate that the tightening measures are having an effect as average house prices have fallen, as have industrial production and more importantly, Consumer Price Index (CPI) and Producer Price Index (PPI). The sharp decline in economic activity and inflation that the housing measures seem to have precipitated should reduce the pressure on the government to further dampen growth. In fact, the government is actively pressuring banks to lend to businesses to stimulate non-property sectors.

We expect that China will not want to push the economy down any further and will gradually encourage economic expansion as it becomes clearer that the housing sector is no longer in "bubble territory". Valuations are compelling with the sector trading at a 40% discount to net asset value (NAV) after incorporating a fall in transaction volumes and average selling prices. However, we expect markets to remain volatile over the the next few months due to negative news flow.

HONG KONG. The government has implemented a number of measures both to increase supply of residential homes and increase transparency in the home sales market, such as setting presale prices three days prior to launch. Developers turned slightly cautious initially and the winning bids for several prominent sites were below market expectations in May. By the end of the quarter, sentiment improved dramatically and transaction volumes accelerated soon after Sun Hung Kai won a land auction with a very aggressive price in June. Sino Land was the first to launch a major project post the implementation of regulations to improve transparency of sales procedures by developers and response surprised on the upside.

The office sector is rebounding strongly with Grade-A office rents increasing 17% in the period. Vacancy rates are falling rapidly especially in decentralized areas such as Kowloon East which fell to 11.4% in 1Q10 from 20% in 4Q09. With demand for office space picking up, we expect to see further rental growth in 2H10. Fundamentals for the residential and office market remain strong and we will continue to build our positions in under-valued stocks that are run by strong management teams.

JAPAN. Tokyo office vacancy continues to trend up with June vacancy hitting 9.14%, exceeding the 8.4% peak in Sept 03. However, the pace of increase has been moderating and deterioration has occurred in the secondary locations as tenants are able to upgrade to better quality space at a reasonable rental rate. The vacancy rates for the prime locations in central wards of Tokyo are below 5% and falling. Average rent has fallen in tandem with the higher vacancy but there are signs that rent in the prime Marounochi, Nihonbashi and Otemachi areas have started to stabilize. New supply in 2011/2012 could be an issue but the impact on companies we own in the portfolio is mitigated by the fact that bulk of the new supply is located in the Bay area which, due to its outlying location and poor infrastructure, does not compete directly with space with the Central 5 wards. The office

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

market remains weak in regional cities like Osaka, Nagoya and Sapporo. Condominium sales have bottomed, especially those that target middle segments and units which can be sold easily after developers lower prices. The high end sector is still weak although there are signs that enquiries are picking up. Trading at some 30% discount to NAV, Japan is among the most undervalued listed property sectors in Asia.

SINGAPORE. Residential sales remained buoyant until May 2010 despite the government's attempts to cool down the market in February. Private home prices rose 5.6% in Q1 and an estimated 5.2% in Q2. The Urban Redevelopment Authority
(URA) private residential price index is now 1.5% higher than the previous pre-Asian crisis peak in 1996, and prices have reached new highs in the mass market as well as mid-price segments. Pending new supply together with the worries about the debt crisis in Europe led to a slowdown in sales towards the end of the period. Despite recording a much faster than expected GDP growth rate of 19.3% in the second quarter and historically low interest rates, we believe the record new land supply together with uncertainties in the global economy recovery could keep future residential sales and price increases in check. The office market seems to have bottomed out earlier than expected given the surge in supply that is currently available and soon to hit the market. Grade A office rents have risen 5.6% to $8.45 psf reversing six quarters of decline. Core CBD vacancy also improved to 6.7% from 8.1% and pre-commitments have picked up for soon-to-be completed new office developments as tenants shift to quality. While the market has recovered faster than anticipated, we remain cautious on sustainability of growth in rent and capital value as sizable new office supply for 2011-2012 remains uncommitted.

AUSTRALIA. The Reserve Bank of Australia (RBA) hiked the cash rate by 25bps twice in the period to 4.5% and there are signs that the cumulative 150bps of interest rate hikes since October 2009 have started to have a measurable impact on the Australian economy. Residential auction clearance rates, housing finance and approvals and consumer and business confidence have continued to soften. The removal of the first time home buyer cash subsidy and reintroduction of foreign property ownership restrictions have started to rein in domestic demand. With inflation close to the top of the RBA's comfort level and the economy close to full employment, there are upside risks to interest rates. Australia remains an undersupplied residential market and developers are reacting by delivering affordable smaller houses and focusing on high growth corridors in Victoria. In the office sector, leasing activity has slowed after a brief pick up in early 2010 as tenants have become more cautious given the uncertainty in the global economic recovery and the Resource Super Profit Tax (which has since been renegotiated following a change in the Prime Minister). The national vacancy rate is expected to increase with Brisbane, Perth and Canberra worst hit due to the completion of new supply but effective rents have stabilized in Sydney and Melbourne. Retail sales annual growth has slowed to a 9-year low of +1.2% YOY in May 2010, as retailers cycle through 1H09's massive government handouts. Household debt levels should abate due to strong momentum in jobs growth and coming tax cuts which should ultimately stimulate retail sales growth. Office and retail property valuations are expected to increase based on recent evidence from revaluations by the REITs that is supported by offshore investor interest. Australian REITs have recapitalized through 2009 and are now more conservatively leveraged and their current trading level of 10-12% discounts to NAV look appropriate given the group's low beta. Based on the current moderate pace of economic growth, political uncertainty and modestly attractive valuation levels for the AREITs, we are maintaining our current positions in this market and will look to increase later in the year.

OUTLOOK

Now that all of this pessimism is becoming priced into the markets, there are some reasons to be more optimistic about the global outlook. The Euro appreciated sharply immediately following the end of the period as it became increasingly apparent that the banks were in better shape than expected and many governments started to address their structural deficits. The results of the stress tests for European banks should ease market fears.

The slowdown in China has now become a global issue and any change to the current expected pace of slowdown would have a significant market impact. In our view, the Chinese government will be more inclined to re-stimulate its economy if it becomes apparent that the growth rates for its primary customers - the US and Europe - show signs of weakening further than expected. However, our basic assumption for the markets is for a

                         E.I.I. REALTY SECURITIES TRUST
                 E.I.I. INTERNATIONAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

moderating pace of global growth and a sustained period of low interest rates to ensure that the growth rate does not slow further.

As for the property sector in virtually all of our key markets, the investment opportunity is currently attractive and conditions are improving - barring a sudden downturn in the global economy. Vacancy rates in our most overbuilt cities have peaked, new supply has evaporated and may not become an issue for several years, and property companies have become better capitalized and more disciplined in their investment process. Property companies today have the best access to low cost capital of anyone in the sector and are priced far below both replacements cost and prevailing market prices for their underlying assets. We would anticipate increasing exposure to those companies and markets that have become oversold during this period, notably in Europe and China, as the current market turbulence abates.

We thank you for the trust you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

           E.I.I. INTERNATIONAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2010

                                   (UNAUDITED)

    COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. INTERNATIONAL PROPERTY FUND, THE FTSE EPRA/ NAREIT DEVELOPED EX US INDEX(1) AND
  THE 60/40 CUSTOM BENCHMARK(2) FROM INCEPTION (JULY 1, 2004) THROUGH JUNE 30,
                                      2010

                              (PERFORMANCE GRAPH)

             E.I.I. INTERNATIONAL PROPERTY FUND   FTSE EPRA / NAREIT DEVELOPED EX US INDEX   60/40 CUSTOM BENCHMARK
             ----------------------------------   ----------------------------------------   ----------------------
6/30/2004                 1,000,000                               1,000,000                         1,000,000
12/31/2004                1,266,110                               1,278,739                         1,297,142
6/30/2005                 1,296,825                               1,300,573                         1,319,221
12/31/2005                1,536,532                               1,512,132                         1,490,775
6/30/2006                 1,804,377                               1,714,754                         1,740,934
12/31/2006                2,454,998                               2,217,831                         2,299,254
6/30/2007                 2,573,006                               2,303,077                         2,284,985
12/31/2007                2,280,249                               2,198,307                         2,060,165
6/30/2008                 1,818,358                               1,785,814                         1,733,105
12/31/2008                1,175,033                               1,785,814                         1,733,105
6/30/2009                 1,489,416                               1,247,332                         1,116,640
12/31/2009                1,779,033                               1,525,410                         1,434,992
6/30/2010                 1,608,038                               1,379,604                         1,240,853

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

Note: (1)  FTSE EPRA/NAREIT Developed ex US Index in USD

      (2) FTSE EPRA/NAREIT Developed Europe Index 60% and FTSE EPRA/NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund. An index is unmanaged and does not take into account charges, fees, taxes and other expenses.

                                             RETURNS FOR THE YEAR ENDED
                                                    JUNE 30, 2010
                                                AVERAGE ANNUAL TOTAL
                                                       RETURN
                                             --------------------------
                                              ONE     FIVE      SINCE
                                              YEAR   YEARS   INCEPTION*
                                             -----   -----   ----------
E.I.I. INTERNATIONAL PROPERTY FUND            7.96%   4.40%     8.24%
60/40 Custom Benchmark (1)                   11.12%  -1.22%     3.67%
FTSE EPRA/NAREIT Developed ex US Index (2)   10.60%   1.19%     5.51%

*    Inception date was July 1, 2004.

(1) FTSE EPRA/NAREIT Developed Europe Index 60% and FTSE EPRA/NAREIT Developed Asia Index 40% in USD. The benchmark is customized to more closely reflect the regional allocation of the Fund.

(2)  FTSE EPRA/NAREIT Developed ex US Index in USD.

     Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund shares. The Fund's return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as "non-diversified" because it may devote a larger portion of its assets to single issues than a "diversified" fund. The Fund also invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

     The Fund's total expense ratio is 1.05%.

     The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

                         E.I.I. REALTY SECURITIES TRUST
                           E.I.I. GLOBAL PROPERTY FUND
                                  JUNE 30, 2010

To Our Shareholders in the E.I.I. Global Property Fund:

For the six month period ended June 30, 2010 the E.I.I. Global Property Fund fell 4.94%% on a per share basis compared to a decline of 4.23% for the FTSE EPRA/NAREIT Developed Index. For the fiscal year ended June 30 the Fund rose 22.36% versus a gain of 25.05% for the benchmark index. Assets in the Fund nearly doubled over the last fiscal year to $202.7 million at the end of the year.

In the period of recovery from The Great Recession, it is clear that the optimism at the beginning of the year was replaced with a more cautionary tone in the months that followed as major market developments weighed heavily on the pace of recovery. In the international markets this included a volcanic eruption in Iceland that halted air travel throughout Europe for almost two weeks, followed by China's announcement of more severe than anticipated measures to slow the housing market, riots in Thailand, the downing of a South Korean submarine by North Korea, and the escalation of the financial crisis in Greece into a European problem that appeared to precipitate another Lehman-like banking debacle. The US market was impacted negatively by the exogenous shock of the Gulf oil spill, and political turmoil from major reforms in healthcare and financial services.

The combination of geopolitical events and economic turbulence resulted in a flight to the safety of the US dollar, gold and government bonds - but not EUROPEAN government bonds. The Euro dropped from 1.35/USD at the end of the quarter to a low of 1.19 by early June and analysts were projecting a fall to parity - or even the demise of the euro. The US market "fear index", known as the VIX (S&P futures volatility index) rose to a level in May that was last reached in early 2009 in the midst of the financial crisis. The period ended with sharp declines in virtually all markets, although trading volumes tended to be lighter than usual, indicating that not all investors were convinced that a "double dip" was imminent.

While the Asian markets suffered from the general global malaise during the quarter, balance sheets for consumers, banks, companies and countries are in far better shape than European markets.

In Europe the issue of bank and sovereign credit risk became the dominant concern. Banks are being subjected to stress tests to try to alleviate these concerns. With regard to sovereign risk, we believe that the debt levels of the European nations as a whole are less problematic than the press would have one believe. For example, Spain's debt to GDP ratio is currently 53% per the ECB, which is well below the Eurozone average of 79%. While Spain's public debt is expected to rise over the next several years to 70% of GDP, this level of debt will still remain below the European average.

One of the benefits of this turmoil has been to focus the EC on the need for cooperative efforts and address important issues like pension fund reform and structural deficit levels. Many nations have already begun to make substantive changes to their pension benefits, especially France and Italy, such that the impact on GDP over the next 50 years will be negligible according to a recent study by the EU. Greece has recently enacted reforms to reduce its pension benefits by increasing the retirement age to 65 from 55 despite protestations from its constituents. Although they remain far from their long-term averages, by the end of the period sovereign spreads were beginning to decline from their historical peaks and the Euro began to strengthen.

PROPERTY SECTOR

Investor concerns about a European market meltdown, a sharp slowdown in China's economy, and the potential for a return to recessionary conditions globally weighed on the property sector despite overall improving fundamentals and transaction activity. Interestingly, while stock investors headed for the hills, property investors headed to the market to pick up "bargains" - although these bargains were hard to find despite the supposedly depressed economic conditions. A large shopping center in the south of France sold for a 4.6% yield and a purchase price of over E400 million - and there were numerous all-cash bidders. Transactions in many major markets including London, Paris, Hong Kong and Tokyo occurred during the quarter as investors and tenants attempted to get quality assets or locations at attractive pricing. While the pace of activity remains well-below long-term averages, there was a noticeable increase in leasing and asset sale volumes by the end of the quarter. Buyers are attracted to the market by improving fundamentals and the lack of new supply, and purchasing assets below replacement cost. Tenants are seeking to lock in relatively low rental rates and improve long-term occupancy costs for higher quality space than they currently occupy. Bank financing for real estate remains problematic in most developed markets, but it is readily available at low cost in most Asian markets. If we were to ignore the crises of the moment, we view this as one of the best opportunities to invest in the sector - and this view is well-supported by investors globally. With the exception of the U.S and Australian REITs, the publicly traded property market was more influenced by

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

negative sentiment than improving property market fundamentals at the end of the period, declining generally in line with the broader equity markets in most countries.

MARKET REVIEW

EUROPE

UK. Continued growth in employment, retail sales and a stable political environment provided an unexpectedly strong boost to the property sector. London's real estate market in particular exceeded all expectations during the quarter in terms of rental growth, tenant activity and increases in property values - both residential and commercial. Home prices in London rose 2.2% in June and prices for the UK overall rose for the sixth straight month, although the rate of increase has slowed. Office rents rose 12% (up 25% year-to-date) and tenants with large leasing requirements of over 200,000 sf are having difficulty securing contiguous space. The improving outlook for the property sector has led to fund launches, company IPO's, and the market continues to attract foreign and local investment, resulting in higher prices and declining property yields. While the yield levels are approaching historically low levels of 5% for office buildings, the purchase prices remain below replacement cost on a per square foot basis as this yield is based off of the current (low) rent levels.

Despite the promising statistics, the UK market continues to suffer from high household leverage and rising fiscal deficits that make the longer term economic prospects challenging. Consumers will be further challenged with the pending increase in VAT to 20% (up 2.5%) in January 2011 which will likely bring forward retail sales into the current year with the obvious negative consequences for subsequent periods. As a result, we have maintained a modest UK weighting in our portfolios with the objective of increasing allocations to this market as the economic recovery gains more traction.

FRANCE. The French economy continued to improve during the quarter as manufacturing and industrial production rose at a faster than expected pace through the end of May. Consumer spending also increased in May, but this was followed by a decline in consumer confidence in June. As for the real estate markets, tenant activity increased by 16% during the first half of the year
(YOY) and transaction volume rose sharply (up 77%) during that same period. While office rents in Paris bottomed and are showing signs of strengthening, the overall trend remains negative due in part to the inflation adjustment that will be negative this year. As with other European markets, demand for fully leased real estate remains strong, resulting in higher prices and property yields that are approaching peak levels. Buyers have included German insurance companies and funds and other international buyers and the sellers have generally been the highly leveraged opportunity funds.

SWEDEN. During the period, we added to holdings in Sweden to take advantage of the impending market recovery as well as to diversify out of the euro -denominated markets. Sweden's economy has shown steady improvement throughout the past 12 months, but many of the country's major office markets - Malmo, Gothenburg and Stockholm - were suffering from oversupply and a general lack of leasing activity. Key economic indicators like consumer confidence, retail sales, industrial production and employment far exceeded market expectations. The Central Bank (Riksbank) concluded that the economic trends are sufficiently strong and raised rates on July 1 by 25 bps. Swedish banks had been suffering from the collapse of the Baltic region where overeager lenders precipitated a subprime crisis, but this problem has largely passed and the banks have become better capitalized. The improving economic trend has stimulated greater leasing activity for the office market in Stockholm and despite the current vacancy rate of over 11%, rental rates are starting to increase in prime locations as are property prices.

MARKET REVIEW

ASIA

CHINA. The Chinese developers were adversely affected by the government introducing a set of worse-than expected tightening measures in late April. The government attacked the market from multiple angles - supply, availability of financing and property taxes. By increasing supply of private/affordable homes and essentially forcing developers to build on existing landholdings, the government put downward pressure on pricing. At the same time, required down payments for homes have been increased from 20% to 30% for first time buyers and 50-60% for all others. To further dampen demand, the government announced that some form of property tax would be instituted. The impact of these measures was immediate. Home sales plummeted 70% in May, forcing developers to reduce prices by 10-30% to attract buyers, although most developers sold out their remaining inventory and mothballed existing projects. Many companies like China Overseas Land, our largest holding in China, have sold much if not all of their existing inventories for 2010 and are now focusing on 2011

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

sales. In June, the price cuts took effect and sales rose 20-30% (MOM), indicating that the government measures served only to slow, but not eliminate, demand.

Economic statistics now indicate that the tightening measures are having an effect as average house prices have fallen, as have industrial production and more importantly, CPI and PPI. The sharp decline in economic activity and inflation that the housing measures seem to have precipitated should reduce the pressure on the government to further dampen growth. In fact, the government is actively pressuring banks to lend to businesses to stimulate non-property sectors.

We expect that China will not want to push the economy down any further and will gradually encourage economic expansion as it becomes clearer that the housing sector is no longer in "bubble territory". Valuations are compelling with the sector trading at a 40% discount to NAV after incorporating a fall in transaction volumes and average selling prices. However, we expect markets to remain volatile over the the next few months due to negative news flow.

HONG KONG. The government has implemented a number of measures both to increase supply of residential homes and increase transparency in the home sales market, such as setting presale prices three days prior to launch. Developers turned slightly cautious initially and the winning bids for several prominent sites were below market expectations in May. By the end of the quarter, sentiment improved dramatically and transaction volumes accelerated soon after Sun Hung Kai won a land auction with a very aggressive price in June. Sino Land was the first to launch a major project post the implementation of regulations to improve transparency of sales procedures by developers and response surprised on the upside.

The office sector is rebounding strongly with Grade-A office rents increasing 17% in the period. Vacancy rates are falling rapidly especially in decentralized areas such as Kowloon East which fell to 11.4% in 1Q10 from 20% in 4Q09. With demand for office space picking up, we expect to see further rental growth in 2H10. Fundamentals for the residential and office market remain strong and we will continue to build our positions in under-valued stocks that are run by strong management teams.

JAPAN. Tokyo office vacancy continues to trend up with June vacancy hitting 9.14%, exceeding the 8.4% peak in September 2003. However, the pace of increase has been moderating and the deterioration has occurred in the secondary locations as tenants are able to upgrade to better quality space at a reasonable rental rate. The vacancy rates for the prime locations in central wards of Tokyo are below 5% and falling. Average rent has fallen in tandem with the higher vacancy but there are signs that rent in the prime Marounochi, Nihonbashi and Otemachi areas has started to stabilize. The bulk of new supply is located in the Bay area which, due to its outlying location and poor infrastructure, does not compete directly with space with the Central 5 wards. The office market remains weak in regional cities like Osaka, Nagoya and Sapporo. Condominium sales have bottomed, especially those that target middle segments and units which can be sold easily after developers lower prices. The high end sector is still weak although there are signs that enquiries are picking up. Trading at some 30% discount to NAV, Japan is among the most undervalued listed property sectors in Asia.

SINGAPORE. Residential sales remained buoyant until May 2010 despite the government's attempts to cool down the market in February. Private home prices rose 5.6% in Q1 and an estimated 5.2% in Q2. The Urban Redevelopment Authority "URA" private residential price index is now 1.5% higher than the previous pre-Asian crisis peak in 1996, and prices have reached new highs in the mass market as well as mid-price segments. Pending new supply together with the worries about the debt crisis in Europe led to a slowdown in sales towards the end of the period. Despite recording a much faster than expected GDP growth rate of 19.3% in the second quarter and historically low interest rates, we believe the record new land supply together with uncertainties in the global economy recovery could keep future residential sales and price increases in check. The office market seems to have bottomed out earlier than expected given the surge in supply that is currently available and soon to hit the market. While the market has recovered faster than anticipated, we remain cautious on sustainability of growth in rent and capital value as sizable new office supply for 2011-2012 remains uncommitted.

AUSTRALIA. The RBA hiked the cash rate by 25bps twice in the period to 4.5% and there are signs that the cumulative 150bps of interest rate hikes since October 2009 have started to have a measurable impact on the Australian economy. Residential auction clearance rates, housing finance and approvals and consumer and business confidence have continued to soften. The removal of the first time home buyer cash subsidy and reintroduction of foreign property ownership restrictions have started to rein in domestic demand. With inflation close to the top of the RBA comfort level and the economy close to full employment, there are upside risks to interest rates. Australia remains an undersupplied residential market and developers are reacting by delivering affordable smaller houses and focusing on high growth corridors in Victoria. In the office sector, leasing activity has slowed after a brief pick up in early 2010 as tenants have become more cautious given the uncertainty in the global economic recovery and the Resource Super Profit Tax (which has since been renegotiated following a change in

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

the Prime Minister). The national vacancy rate is expected to increase with Brisbane, Perth and Canberra worst hit due to the completion of new supply but effective rents have stabilized in Sydney and Melbourne. Retail sales annual growth has slowed to a 9-year low of +1.2% YOY in May 2010, as retailers cycle through 1H09's massive government handouts. Household debt levels should abate due to strong momentum in jobs growth and coming tax cuts which should ultimately stimulate retail sales growth. Office and retail property valuations are expected to increase based on recent evidence from revaluations by the REITs that is supported by offshore investor interest. Australian REITs have recapitalized through 2009 and are now more conservatively leveraged and their current trading level of 10-12% discounts to NAV look appropriate given the group's low beta. Based on the current moderate pace of economic growth, political uncertainty and modestly attractive valuation levels for the AREITs, we are maintaining our current positions in this market and will look to increase later in the year.

MARKET REVIEW

NORTH AMERICA

US. Compared to other regions, the US REIT market fared relatively well in the period. However, the sector cooled off in 2Q10, declining -4.1% as measured by the NAREIT Equity Index, and following a surprisingly robust +10% total return for 1Q10. The second quarter was eerily reminiscent of periods in 2008-09 when volatility spiked and there was a flight away from risk assets into the safe havens of US treasuries and gold in reaction to macro-economic events that slowed growth to the point of concern for a double dip recession.

In the period the best performing property sector was apartments. The next best performing sectors were free-standing, specialty and self-storage, while industrials achieved the distinction of being the worst performing sector due partly to their exposure to Asia and Europe.

US MARKET ANALYSIS

The REIT sector's solid overall performance for the period (+5.6%) can be attributable to several different, yet related phenomena. First, REIT owned assets tend to be located in better markets and sub-markets, and as a result are performing better than the national or regional averages. Secondly, REIT assets tend to be newer and more favorably located than non-REIT assets, resulting in better property level operating results. Aggressive asset management and capital recycling, which have been an important part of the culture at many REITs, help explain this quality bias. Finally, REITs are positioned to acquire good quality assets from motivated sellers given their cost of capital advantage over other buyers at this point in the capital markets cycle. The common denominator at play here is quality and incentivized management teams whose financial interests are closely aligned with stakeholders.

In the face of the sovereign debt crisis in Europe and fiscal restraint in Europe and China, the US is left in the difficult position of maintaining its role as a key driver of global economic growth, while also trying to address an alarmingly large fiscal burden. Although we're concerned and dismayed by the apparent drop-off in domestic growth, we do not expect the US economy will "double-dip" back into recession. In fact, modest economic growth coupled with an unprecedentedly optimistic supply picture makes for a respectable commercial real estate environment. While US REITs look expensive versus the broad equity market, we are approaching an inflection point for earnings growth whereby REIT cash flow growth is expected to increase in 2011 and beyond while the broader market's earnings growth rate is expected to decelerate in 2011 and beyond.

Our valuation methodologies indicate that REITs are trading at 14x 2011 cash flow and a +5% premium to net asset value (NAV), and roughly a 10% implied internal rate of return (IRR) based on our five year discounted cash flow (DCF) analysis. From a yield perspective, REIT valuations are supported by their 4%+ dividend yield under very comfortable payout ratios.

The strength in the REITs has resulted in continuing new issuance of equity and debt securities including a spate of IPO's. The market has been discriminating in terms of which IPO's have succeeded. The sweet spot for success tends to be with seasoned senior management teams with proven public market track records, and transactions ranging from $175M-$250M.

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

US CAPITAL MARKETS AND INVESTMENT ACTIVITY

The 2Q was quite active from a capital markets perspective. Three IPO's were priced in the quarter: Chatham Lodging Trust (CLDT), Excel Realty Inc (EXL), and Hudson

US PROPERTY ANALYSIS

APARTMENTS. Apartment fundamentals continued to improve into the period as the perceived `unbundling' of households, the record high retention of tenants and high occupancy levels put upward pressure on rental rates. For 2Q10, REIS, Inc., a leading provider of commercial real estate analysis, reports that the national apartment vacancy rate declined by 0.2% to 7.8% vs. 8.0% in 1Q10. Importantly, effective rental rates increased by 0.7% sequentially in 2Q10 following the 0.3% gain in 1Q10. Effective rates increased in 72 of the 92 markets tracked by REIS, with Long Island, San Jose, Boston, Seattle and New York achieving the strongest sequential increases. We expect apartment fundamentals to continue to improve over the next few years given (a) the very low new supply environment, (b) challenging construction lending, (c) favorable demographics based on annual increases in 20-34 year olds from 2010 through 2015 and (d) a high propensity to rent as tenants look for flexibility in their lives while the economy is still fragile.

LODGING. The fundamental outlook for lodging continues to strengthen. Hotel demand is growing at its highest rate in the past 30 years and increased by 7.3% and 9.6% in April and May, respectively, according to Smith Travel Research
(STR). The supply picture is improving as well, complimenting the sector's prospects, as the pace of new supply is expected to drop precipitously in the second half of the year. Hotels are also benefitting from less reliance on discount distribution channels and a mix shift to higher rate customers, which have led to RevPar trending upward. More specifically, May RevPAR grew at 7.1%, and June is on pace to grow at a similar level. This environment should allow for Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) growth to occur over the latter half of the year. As it pertains to transaction activity, full-service hotels in major markets are generally traded at 6.0-7.5% NOI cap rates, 12.0-16.0x forward 12-month EBITDA and $200-250K per key. Deals at these levels should allow the lodging REITs -- which trade at higher multiples and have access to liquidity -- to invest accretively.

RETAIL. Retailers reported sales growth ahead of expectations in early 2010 in what appeared to be a healthy consumer driven recovery. However, the outlook turned more clouded as the second quarter progressed, beginning with the meltdown in the Greek debt markets, which raised concerns that the economic recovery could be slowed or even derailed. At the operating level for REITs, leasing for 2010 for the most part is already completed, and we have seen stabilization to improvement in occupancy but with continued pricing pressure. Although occupancy is likely to hold up due to a lack of both retailer bankruptcies and development, the anticipated recovery in rents now is less certain. External growth opportunities have virtually been nonexistent so far in 2010. The play by Simon Property to buy out General Growth as part of its bankruptcy reorganization apparently ended with the Court's nod to a company-endorsed recapitalization at an approximately 7.25% cap rate. Additionally, select high quality shopping center assets are trading at cap rates of 7.0% or below. For the most part, retail REITs have not been acquisitive due to a lack of reasonably priced investment opportunities which, in our view, illustrates disciplined REIT management teams.

OFFICE. Fundamentals appear to be at trough levels in most markets and actually improving significantly in select markets like New York and Washington D.C. In early cycle fashion, well capitalized tenants are exploiting low rents and trading up to class A space from class B space. According to Jones Lang LaSalle, the national vacancy rate fell slightly in 2Q10 to 18.3% on continued solid demand. Prime CBD markets are in better shape with vacancy rates closer to 15%, while the suburbs average 20% vacancy. Office REITs are faring much better with average vacancy at 11%, due to better than average management, markets and properties. We expect office REIT same store net operating income (NOI) to decline 2% to 3% on average in 2010 -- no worse than the prior cycle -- and to be flat to slightly down in 2011 as occupancy rises while rents remain soft. Fundamentals are considerably better for the specialty office sectors, namely data centers and lab space, with both showing solid signs of recovery. Private market transactions appear to be picking up pace from previous ultra low levels. Investors appear to be focused on prime markets and well leased assets, which has translated to initial yields of 5.75-6.5% in New York and Washington DC. On the other hand, investor demand for suburban office properties remains mixed at best, with only class A well leased space garnering interest (i.e. initial yields of 7.5-8.5%), while commodity suburban product remains mostly ignored (i.e. 9.0%).

INDUSTRIAL. The global credit crunch and sharp decline in global trade had an outsized impact on industrial real estate. Vacancy is close to 12% -- the highest in 20+ years -- and industrial REITs aren't faring much better than national averages. The good news is that leasing activity picked up in the period, and many markets appear to be bottoming. Coastal markets

                         E.I.I. REALTY SECURITIES TRUST
                     E.I.I. GLOBAL PROPERTY FUND (CONTINUED)
                                  JUNE 30, 2010

such as Southern California, Houston, Northern New Jersey, Savannah, and Miami are recovering first and appear likely to stabilize in 2010. Chicago, Dallas and Atlanta are seeing increased absorption, but aren't expected to see rents firm until 2011 at best, while markets like Phoenix, Tampa, Orlando and Las Vegas face a long road to recovery. REIT management teams seem relieved by the recovery in leasing activity, but they indicate that the recovery will play out over several years.

HEALTHCARE. Given the defensive nature of healthcare REIT investments, this segment's operator performance held up better than other property types with exposure to more cyclical economic trends. As a result, the healthcare sector was relatively out of favor in early 2010 when investor sentiment shifted to sectors that could benefit from economic recovery. In addition, the recent decline in interest rates has supported stocks with relatively high dividend yields, such as healthcare REITs. Transaction activity has been fairly muted so far in 2010 with some activity in the 7.0-8.0% cap rate range. Most of the activity has been in the medical office space area, including Nationwide Health's (NHP) strategic purchase of several medical office buildings for $362.3 million from Pacific Medical at a cap rate if 7.5%. More recently, Ventas reached agreement to acquire the medical office company, Lillibridge, for between $300-$400 million at an unspecified cap rate.

OUTLOOK

Now that all of this pessimism is becoming priced into the markets, there are some reasons to be more optimistic about the global outlook.

In the US, a combination of better property level economics, accretive acquisitions, and more favorable terms on re-financings are expected to lead to positive full year earnings revisions for the group. Additionally, given current valuation dynamics, amicable capital markets and toughing operating statistics, we believe the sector's long-term outlook remains quite compelling.

In Europe, the Euro appreciated sharply immediately following the end of the quarter as it became increasingly apparent that the banks were in better shape than expected and many governments started to address their structural deficits. The results of the stress tests for European banks should relieve fears.

In Asia, the slowdown in China has now become a global issue and any change to the current expected pace of slowdown would have a significant market impact. In our view, the Chinese government will be more inclined to re-stimulate its economy if it becomes apparent that the growth rates for its primary customers - the US and Europe - show signs of weakening further than expected. However, our basic assumption for the markets is for a moderating pace of global growth and a sustained period of low interest rates to ensure that the growth rate does not slow further.

As for the global property sector in virtually all of our key markets, the investment opportunity is currently attractive and conditions are improving - barring a sudden downturn in the global economy. Vacancy rates in our most overbuilt cities have peaked, new supply has evaporated and may not become an issue for several years, and property companies have become better capitalized and more disciplined in their investment process. Property companies today have the best access to low cost capital of anyone in the sector, and for Asia and Europe are priced far below both replacements cost and prevailing market prices for their underlying assets. We would anticipate increasing exposure to those companies and markets that have become oversold during this past quarter, notably in Europe and China, sometime as the current market turbulence abates.

Regionally, we increased exposure to North America modestly while reducing exposure to Continental Europe slightly. We continue to emphasize both Asia and North America, with target allocations of 40%, each and maintain roughly half as much exposure to Europe, excluding Cash. Given an increase in volatility and some uncertainly on the global political level, we expect to hold off on implementing any material regional weight shifts until after the summer.

We thank you for the support and confidence you have placed in us.

Sincerely,


/s/ Richard J. Adler

Richard J. Adler
President

                          E.I.I REALTY SECURITIES TRUST

               E.I.I. GLOBAL PROPERTY FUND - INSTITUTIONAL SHARES

                                  JUNE 30, 2010

                                   (UNAUDITED)

 COMPARISON OF CHANGES IN THE VALUE OF A $1,000,000 INVESTMENT IN E.I.I. GLOBAL
     PROPERTY FUND AND THE FTSE EPRA/NAREIT DEVELOPED INDEX FROM INCEPTION
                    (FEBRUARY 1, 2007) THROUGH JUNE 30, 2010

                              (PERFORMANCE GRAPH)

             E.I.I. GLOBAL PROPERTY FUND   FTSE EPRA / NAREIT DEVELOPED INDEX
             ---------------------------   ----------------------------------
2/1/2007              1,000,000                         1,000,000
5/31/2007             1,033,500                         1,017,862
8/31/2007               923,500                           922,757
11/30/2007              892,500                           925,754
2/29/2008               818,529                           825,056
5/31/2008               818,024                           858,508
8/31/2008               685,139                           747,768
11/30/2008              416,844                           418,425
2/28/2009               347,222                           333,891
5/31/2009               516,964                           485,808
8/31/2009               602,093                           575,316
11/30/2009              647,495                           612,251
2/28/2010               638,616                           616,194
5/31/2010               640,710                           619,503
6/30/2010               634,429                           607,514

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

Note: (1) FTSE EPRA/NAREIT Developed Index in USD.

An Index is unmanaged and does not take into account charges, fees, taxes and other expenses.

                                        RETURNS FOR THE YEAR ENDED
                                               JUNE 30, 2010
                                       AVERAGE ANNUAL TOTAL RETURN
                                       ---------------------------
                                       ONE**    THREE      SINCE
                                        YEAR    YEARS   INCEPTION*
                                       -----   ------   ----------
E.I.I. GLOBAL PROPERTY FUND            22.36%  -12.93%    -12.49%
FTSE EPRA/NAREIT Developed Index (1)   25.05%  -13.65%    -13.59%

*    Inception date was February 1, 2007.

** Due to recent market conditions, the Fund has experienced relatively high performance which may not be substainable or repeated in the future.

(1)  FTSE EPRA/NAREIT Developed Index in USD.

     Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's current performance may be lower or higher than that shown here. For performance current to the most recent month-end, please call 1-888-323-8912. The Fund's performance takes into account all applicable fees and expenses but does not take into account taxes a shareholder would pay on distributions or redemption of Fund shares. The Fund's return may be relatively volatile because it concentrates on the real estate sector. The Fund is classified as "non-diversified" because it may devote a larger portion of its assets to single issues than a "diversified" fund. The Fund also invests in foreign securities which may be subject to currency and political risks which may cause more volatility and less liquidity.

     The Fund's total expense ratio is 1.12%.

     The Fund applies a 1.50% fee to the value of shares redeemed within 90 days of purchase.

                         E.I.I. REALTY SECURITIES TRUST
                               AS OF JUNE 30, 2010
                                   (UNAUDITED)

E.I.I. REALTY SECURITIES FUND
SECTORS(1)

Apartments..............................    17.31%
Office Property.........................    13.86%
Healthcare..............................    12.94%
Regional Malls..........................    10.86%
Hotels & Lodging........................    10.18%
Shopping Centers........................     8.21%
Diversified.............................     7.30%
Specialty...............................     6.37%
Self Storage............................     6.18%
Industrials.............................     4.01%
Short Term Investment...................     1.43%
Forestry................................     1.42%
                                           ------
Subtotal................................   100.07%
Liabilities In Excess Of Other Assets...    -0.07%
                                           ------
Total                                      100.00%
                                           ======


E.I.I. INTERNATIONAL PROPERTY FUND
COUNTRIES (1)

Hong Kong...............................    28.15%
Japan...................................    16.34%
Singapore...............................    15.62%
United Kingdom..........................    10.21%
France..................................     9.91%
United States...........................     4.38%
Australia...............................     3.89%
Spain...................................     3.11%
Thailand................................     2.18%
Malaysia................................     2.09%
China...................................     1.87%
Italy...................................     1.43%
Germany.................................     1.17%
Sweden..................................     0.98%
Subtotal................................   101.33%
Liabilities in Excess of Other Assets...    -1.33%
                                           ------
Total                                      100.00%
                                           ======

E.I.I. GLOBAL PROPERTY FUND
COUNTRIES (1)

United States...........................    45.47%
Hong Kong...............................    15.90%
Japan...................................     9.00%
Singapore...............................     8.94%
France..................................     6.59%
United Kingdom..........................     5.82%
Australia...............................     2.78%
Spain...................................     1.57%
Thailand................................     1.22%
China...................................     0.95%
Italy...................................     0.62%
Sweden..................................     0.47%
Germany.................................     0.45%
                                           ------
Subtotal................................    99.78%
Other Assets In Excess Of Liabilities...    0.22%
                                           ------
Total                                      100.00%
                                           ======

(1) As a percentage of net assets as of June 30, 2010. Holdings are subject to change.

                  E.I.I. REALTY SECURITIES TRUST EXPENSE TABLE
                                   (UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees, where applicable; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing cost of investing in other mutual funds.

The Example below is based on an investment of $1,000,000 invested at the beginning of the period and held for the entire period.

The line entitled "Actual Fund Return," provides information about actual account values and actual expenses. This information, together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000,000 (for example, an $8,600,000 account value divided by $1,000,000 = 8.60) and multiply the cost shown for your share class in the row entitled "Expenses Paid During Period" to estimate the expenses incurred on your account during this period.

The line entitled "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different Funds. In addition, if these transactional costs were included, your cost would have been higher.

DISCLOSURE OF FUND EXPENSES

                 FOR THE PERIOD JANUARY 1, 2010 TO JUNE 30, 2010

EXPENSE TABLE

                                           BEGINNING         ENDING       EXPENSES
                                            ACCOUNT         ACCOUNT         PAID     ANNUALIZED
                                             VALUE           VALUE         DURING      EXPENSE
                                           1/1/2010        6/30/2010      PERIOD*       RATIO
                                         -------------   -------------   ---------   ----------
E.I.I. REALITY SECURITIES FUND
Actual Fund Return ...................   $1,000,000.00   $1,058,200.00   $4,082.57      0.80%
Hypothetical 5% Return ...............   $1,000,000.00   $1,020,827.40   $4,008.44      0.80%
E.I.I. INTERNATIONAL PROPERTY FUND
Actual Fund Return ...................   $1,000,000.00   $  903,900.00   $4,720.63      1.00%
Hypothetical 5% Return ...............   $1,000,000.00   $1,019,835.62   $5,008.09      1.00%
E.I.I. GLOBAL PROPERTY FUND
Actual Fund Return ...................   $1,000,000.00   $  950,600.00   $4,836.42      1.00%
Hypothetical 5% Return ...............   $1,000,000.00   $1,019,835.62   $5,008.09      1.00%

* Expenses are equal to each Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181 days) or applicable period, then divided by 365 days.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2010

                                                   SHARES     VALUE
                                                   ------   ----------
REAL ESTATE INVESTMENT TRUSTS ("REITS") - 98.64%
APARTMENTS - 17.31%
American Campus Communities, Inc.                  15,600   $  425,724
AvalonBay Communities, Inc.                         7,800      728,286
BRE Properties, Inc., Class A                       5,800      214,194
Equity Residential                                 16,100      670,404
Essex Property Trust, Inc.                          3,200      312,128
                                                            ----------
Total Apartments (Cost $1,744,135)                           2,350,736
                                                            ----------
DIVERSIFIED - 7.30%
Vornado Realty Trust                               13,588      991,245
                                                            ----------
Total Diversified (Cost $526,472)                              991,245
                                                            ----------
FORESTRY - 1.42%
Plum Creek Timber Co., Inc.                         5,600      193,368
                                                            ----------
Total Forestry (Cost $228,147)                                 193,368
                                                            ----------
HEALTHCARE - 12.94%
HCP, Inc.                                          23,000      741,750
Nationwide Health Properties, Inc.                 13,950      498,992
Ventas, Inc.                                       11,000      516,450
                                                            ----------
Total Healthcare (Cost $1,204,825)                           1,757,192
                                                            ----------
HOTELS & LODGING - 10.18%
Hersha Hospitality Trust                           26,300      118,876
Host Hotels & Resorts, Inc.                        52,392      706,244
LaSalle Hotel Properties                           18,200      374,374
Pebblebrook Hotel Trust *                           3,600       67,860
Strategic Hotels & Resorts, Inc. *                 26,200      115,018
                                                            ----------
Total Hotels & Lodging (Cost $1,243,915)                     1,382,372
                                                            ----------
INDUSTRIALS - 4.01%
AMB Property Corp.                                 18,500      438,635
EastGroup Properties, Inc.                          3,000      106,740
                                                            ----------
Total Industrials (Cost $501,799)                              545,375
                                                            ----------
OFFICE PROPERTY - 13.86%
BioMed Realty Trust, Inc.                          14,900      239,741
Boston Properties, Inc.                            11,600      827,544
Douglas Emmett, Inc.                               30,300      430,866
Hudson Pacific Properties, Inc. *                   3,100       53,475

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2010

                                                    SHARES      VALUE
                                                   -------   -----------
REITS (CONTINUED)
OFFICE PROPERTY (CONTINUED)
SL Green Realty Corp.                                6,000   $   330,240
                                                             -----------
Total Office Property (Cost $1,538,879)                        1,881,866
                                                             -----------
REGIONAL MALLS - 10.86%
Simon Property Group, Inc.                          16,131     1,302,578
Taubman Centers, Inc.                                4,600       173,098
                                                             -----------
Total Regional Malls (Cost $580,905)                           1,475,676
                                                             -----------
SELF STORAGE - 6.18%
Public Storage, Inc.                                 9,553       839,804
                                                             -----------
Total Self Storage (Cost $286,444)                               839,804
                                                             -----------
SHOPPING CENTERS - 8.21%
Excel Trust, Inc. *                                 11,300       135,600
Federal Realty Investment Trust                      4,800       337,296
Kimco Realty Corp.                                  34,700       466,368
Ramco-Gershenson Properties Trust                    6,800        68,680
Weingarten Realty Investors                          5,600       106,680
                                                             -----------
Total Shopping Centers (Cost $1,048,066)                       1,114,624
                                                             -----------
SPECIALTY - 6.37%
Digital Realty Trust, Inc.                           9,200       530,656
Rayonier, Inc.                                       7,600       334,552
                                                             -----------
Total Specialty (Cost $832,720)                                  865,208
                                                             -----------
TOTAL UNITED STATES REITS (Cost $9,736,307)                   13,397,466
                                                             -----------
SHORT TERM INVESTMENT (UNITED STATES) - 1.43%
BlackRock Liquidity Funds Treasury Trust Fund      194,070       194,070
                                                             -----------
TOTAL SHORT TERM INVESTMENT (UNITED STATES)
   (Cost $194,070)                                               194,070
                                                             -----------
TOTAL INVESTMENTS - 100.07% (Cost $9,930,377)                 13,591,536
LIABILITIES IN EXCESS OF OTHER ASSETS - (0.07%)                   (9,712)
                                                             -----------
NET ASSETS - 100.00%                                         $13,581,824
                                                             ===========

*    Denotes non-income producing security.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2010

                                                     SHARES         VALUE
                                                   ----------   ------------
COMMON STOCKS - 96.95%
AUSTRALIA - 3.89%
GPT Group                                           3,430,280   $  8,141,674
Stockland                                           2,949,940      9,269,022
                                                                ------------
Total Austrailia (Cost $20,399,212)                               17,410,696
                                                                ------------
CHINA - 1.87%
Guangzhou R&F Properties Co., Ltd.                  6,500,000      8,338,738
                                                                ------------
Total China (Cost $14,824,033)                                     8,338,738
                                                                ------------
FRANCE - 9.91%
ICADE                                                  70,222      5,963,438
Klepierre                                             259,450      7,234,752
Unibail-Rodamco SE                                    188,617     31,132,352
                                                                ------------
Total France (Cost $55,566,787)                                   44,330,542
                                                                ------------
GERMANY - 1.17%
DIC Asset AG                                          686,330      5,237,492
                                                                ------------
Total Germany (Cost $18,271,650)                                   5,237,492
                                                                ------------
HONG KONG - 28.15%
China Overseas Land & Investment, Ltd.              9,724,256     18,331,749
Hang Lung Properties, Ltd.                          6,306,300     24,416,500
Hysan Development Co., Ltd.                         8,933,649     25,468,497
Kerry Properties, Ltd.                              4,766,025     20,839,865
Lifestyle International Holdings, Ltd.             12,417,700     24,238,526
Shangri-La Asia, Ltd.                               6,761,685     12,573,175
                                                                ------------
Total Hong Kong (Cost $107,616,872)                              125,868,312
                                                                ------------
ITALY - 1.43%
Immobiliare Grande Distribuzione                    4,744,862      6,393,204
                                                                ------------
Total Italy (Cost $16,352,749)                                     6,393,204
                                                                ------------
JAPAN - 16.34%
AEON Mall Co., Ltd.                                 1,045,540     20,984,055
Daiwa House Industry Co., Ltd.                      1,574,000     14,318,793
Mitsubishi Estate Co., Ltd.                           977,000     13,767,872
Mitsui Fudosan Co., Ltd.                            1,420,800     20,086,120

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2010

                                                     SHARES        VALUE
                                                   ----------   -----------
COMMON STOCKS (CONTINUED)
JAPAN (CONTINUED)
Tokyu Land Corp.                                    1,105,000   $ 3,921,008
                                                                -----------
Total Japan (Cost $110,228,744)                                  73,077,848
                                                                -----------
MALAYSIA - 2.09%
SP Setia Berhad                                     7,235,000     9,363,598
                                                                -----------
Total Malaysia (Cost $12,010,299)                                 9,363,598
                                                                -----------
SINGAPORE - 15.62%
Capitaland, Ltd.                                    6,369,600    16,424,726
City Developments, Ltd.                             2,275,100    18,088,683
Hongkong Land Holdings, Ltd.                        4,585,000    22,833,300
Wing Tai Holdings, Ltd.                            11,024,960    12,477,213
                                                                -----------
Total Singapore (Cost $76,141,075)                               69,823,922
                                                                -----------
SPAIN - 3.11%
Sol Melia, SA                                       2,172,154    13,902,062
                                                                -----------
Total Spain (Cost $33,648,565)                                   13,902,062
                                                                -----------
SWEDEN - 0.98%
Castellum AB                                          479,413     4,380,142
                                                                -----------
Total Sweden (Cost $3,905,151)                                    4,380,142
                                                                -----------
THAILAND - 2.18%
Central Pattana Public Co., Ltd.                    3,764,464     2,324,461
Central Pattana Public Co., Ltd. NVDR              12,025,336     7,425,339
                                                                -----------
Total Thailand (Cost $10,724,552)                                 9,749,800
                                                                -----------
UNITED KINGDOM - 10.21%
British Land Co. plc                                  507,906     3,310,051
Derwent London plc                                    904,460    16,914,646
Great Portland Estates plc                          2,542,761    11,066,564
Land Securities Group plc                           1,317,600    11,009,568

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2010

                                                     SHARES        VALUE
                                                   ----------   -----------
COMMON STOCKS (CONTINUED)
UNITED KINGDOM (CONTINUED)
Shaftesbury plc                                       622,103   $  3,350,644
                                                                ------------
Total United Kingdom (Cost $58,216,158)                           45,651,473
                                                                ------------
TOTAL COMMON STOCKS (Cost $537,905,847)                          433,527,829
                                                                ------------
SHORT TERM INVESTMENT (UNITED STATES) - 4.38%
BlackRock Liquidity Funds Treasury Trust Fund      19,580,624     19,580,624
                                                                ------------
TOTAL SHORT TERM INVESTMENT (UNITED STATES)
   (Cost $19,580,624)                                             19,580,624
                                                                ------------
TOTAL INVESTMENTS - 101.33% (Cost $557,486,471)                  453,108,453
LIABILITIES IN EXCESS OF OTHER ASSETS - (1.33%)                   (5,969,156)
                                                                ------------
NET ASSETS - 100.00%                                            $ 447,139,297
                                                                ============

NVDR  Non-Voting Depositary Receipt

                                       % OF
SECTOR DIVERSIFICATION              NET ASSETS      VALUE
----------------------              ----------   ------------
COMMON STOCKS:
Real Estate .....................      78.36%    $350,406,590
Consumer Cyclical ...............      18.59%      83,121,239
                                      ------     ------------
Total Common Stocks .............      96.95%     433,527,829
SHORT-TERM INVESTMENT ...........       4.38%      19,580,624
                                      ------     ------------
TOTAL INVESTMENTS ...............     101.33%     453,108,453
LIABILITIES IN EXCESS OF OTHER
ASSETS ..........................      (1.33)%     (5,969,156)
                                      ------     ------------
NET ASSETS ......................     100.00%    $447,139,297
                                      ======     ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                             SCHEDULE OF INVESTMENTS

                                  JUNE 30, 2010

                                                     SHARES       VALUE
                                                   ---------   -----------
COMMON STOCKS - 54.31%
AUSTRALIA - 2.78%
GPT Group                                            850,000   $ 2,017,451
Stockland                                          1,156,960     3,635,290
                                                               -----------
Total Austrailia (Cost $5,974,617)                               5,652,741
                                                               -----------
CHINA - 0.95%
Guangzhou R&F Properties Co., Ltd.                 1,500,000     1,924,324
                                                               -----------
Total China (Cost $2,576,674)                                    1,924,324
                                                               -----------
FRANCE - 6.59%
ICADE                                                 29,850     2,534,941
Klepierre                                             72,138     2,011,565
Unibail-Rodamco                                       53,650     8,855,250
                                                               -----------
Total France (Cost $15,903,807)                                 13,401,756
                                                               -----------
GERMANY - 0.45%
DIC Asset AG                                         120,378       918,623
                                                               -----------
Total Germany (Cost $3,402,129)                                    918,623
                                                               -----------
HONG KONG - 15.90%
China Overseas Land & Investment, Ltd.             2,780,168     5,241,053
Hang Lung Properties, Ltd.                         1,574,900     6,097,640
Hysan Development Co., Ltd.                        2,021,048     5,761,706
Kerry Properties, Ltd.                             1,234,123     5,396,312
Lifestyle International Holdings, Ltd.             3,041,400     5,936,611
Shangri-La Asia, Ltd.                              2,086,300     3,879,420
                                                               -----------
Total Hong Kong (Cost $31,190,837)                              32,312,742
                                                               -----------
ITALY - 0.62%
Immobiliare Grande Distribuzione                     928,200     1,250,652
                                                               -----------
Total Italy (Cost $3,551,954)                                    1,250,652
                                                               -----------
JAPAN - 9.00%
AEON Mall Co., Ltd.                                  262,600     5,270,399
Daiwa House Industry Co., Ltd.                       440,000     4,002,712
Mitsubishi Estate Co., Ltd.                          283,500     3,995,079
Mitsui Fudosan Co., Ltd.                             355,000     5,018,703
                                                               -----------
Total Japan (Cost $24,597,623)                                  18,286,893
                                                               -----------

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2010

                                                     SHARES        VALUE
                                                   ---------   ------------
COMMON STOCKS (CONTINUED)
SINGAPORE - 8.94%
Capitaland, Ltd.                                   1,981,050   $  5,108,359
City Developments, Ltd.                              693,300      5,512,234
Hongkong Land Holdings, Ltd.                       1,120,000      5,577,600
Wing Tai Holdings, Ltd.                            1,750,000      1,980,517
                                                               ------------
Total Singapore (Cost $18,397,935)                               18,178,710
                                                               ------------
SPAIN - 1.57%
Sol Melia, SA                                        500,000      3,200,064
                                                               ------------
Total Spain (Cost $5,665,392)                                     3,200,064
                                                               ------------
SWEDEN - 0.47%
Castellum AB                                         103,600        946,538
                                                               ------------
Total Sweden (Cost $843,879)                                        946,538
                                                               ------------
THAILAND - 1.22%
Central Pattana Public Co., Ltd. NVDR              4,022,100      2,483,544
                                                               ------------
Total Thailand (Cost $2,997,272)                                  2,483,544
                                                               ------------
UNITED KINGDOM - 5.82%
Derwent London plc                                   250,000      4,675,344
Great Portland Estates plc                           628,909      2,737,128
Land Securities Group plc                            320,000      2,673,848
Shaftesbury plc                                      323,800      1,743,986
                                                               ------------
Total United Kingdom (Cost $12,214,818)                          11,830,306
                                                               ------------
TOTAL COMMON STOCKS (Cost $127,316,937)                         110,386,893
                                                               ------------
REAL ESTATE INVESTMENT TRUSTS ("REITS") - 40.44%
UNITED STATES - 40.44%
AMB Property Corp.                                   123,400      2,925,814
American Campus Communities, Inc.                    123,400      3,367,586
AvalonBay Communities, Inc.                           35,700      3,333,309
Boston Properties, Inc.                               97,600      6,962,784
Digital Realty Trust, Inc.                            60,200      3,472,336
Douglas Emmett, Inc.                                 224,100      3,186,702
Essex Property Trust, Inc.                            56,400      5,501,256
Federal Realty Investment Trust                       74,200      5,214,034

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2010

                                                     SHARES         VALUE
                                                   ----------   ------------
REITS (CONTINUED)
UNITED STATES (CONTINUED)
HCP, Inc.                                             172,700   $  5,569,575
Host Hotels & Resorts, Inc.                           420,629      5,670,079
Nationwide Health Properties, Inc.                     90,000      3,219,300
Public Storage, Inc.                                   64,000      5,626,240
Simon Property Group, Inc.                            127,557     10,300,228
SL Green Realty Corp.                                  62,800      3,456,512
Tanger Factory Outlet Centers, Inc.                    37,000      1,531,060
Taubman Centers, Inc.                                  33,900      1,275,657
Ventas, Inc.                                           94,000      4,413,300
Vornado Realty Trust                                   98,410      7,179,007
                                                                ------------
Total United States (Cost $73,932,346)                            82,204,779
                                                                ------------
TOTAL UNITED STATES REITS (Cost $73,932,346)                      82,204,779
                                                                ------------
SHORT TERM INVESTMENT (UNITED STATES) - 5.03%
BlackRock Liquidity Funds Treasury Trust Fund      10,220,192     10,220,192
                                                                ------------
TOTAL SHORT TERM INVESTMENT (UNITED STATES)
   (Cost $10,220,192)                                             10,220,192
                                                                ------------
TOTAL INVESTMENTS - 99.78% (Cost $211,469,475)                   202,811,864
OTHER ASSETS IN EXCESS OF LIABILITIES - 0.22%                        455,717
                                                                ------------
TOTAL NET ASSETS - 100.00%                                      $203,267,581
                                                                ============

NVDR Non-Voting Depositary Receipt

                                              % OF
SECTOR DIVERSIFICATION                     NET ASSETS       VALUE
----------------------                     ----------   ------------
COMMON STOCKS:
Real Estate ............................      83.66%    $170,060,631
Consumer Cyclicals .....................      11.09%      22,531,041
                                             ------     ------------
Total Common Stocks ....................      94.75%     192,591,672
                                             ------     ------------
SHORT TERM INVESTMENT ..................       5.03%      10,220,192
                                             ------     ------------
TOTAL INVESTMENTS ......................      99.78%     202,811,864
OTHER ASSETS IN EXCESS OF LIABILITIES ..       0.22%         455,717
                                             ------     ------------
NET ASSETS .............................     100.00%    $203,267,581
                                             ======     ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES

                                  JUNE 30, 2010

                                                                         E.I.I. REALTY       E.I.I.
                                                                           SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                              FUND       PROPERTY FUND   PROPERTY FUND
                                                                         -------------   -------------   -------------
ASSETS:
   Investments in securities at value (Cost $9,930,377, $557,486,471
      and $211,469,475)                                                   $13,591,536    $ 453,108,453    $202,811,864
   Dividends receivable                                                        37,089          416,722         371,564
   Receivable for investment securities sold                                   56,977               --              --
   Receivable for fund shares sold                                                 --          255,117         795,821
   Tax reclaim receivables                                                         --          908,554          99,069
   Receivable from Investment Advisor                                           5,970               --              --
                                                                          -----------    -------------    ------------
      Total Assets                                                         13,691,572      454,688,846     204,078,318
                                                                          -----------    -------------    ------------
LIABILITIES:
   Payable for investment securities purchased                                 66,265               --         548,260
   Payable for fund shares redeemed                                                --        7,105,519          76,716
   Investment advisory fees payable                                                --          242,998         108,339
   Administration fees payable                                                  1,800           56,416          25,029
   Transfer agent fees payable                                                  3,317            3,023           3,352
   Audit and tax fees payable                                                  31,915           50,739          31,157
   Legal fees payable                                                             486           16,573           3,849
   Fees payable to custodian                                                    1,814           20,503           4,084
   Trustee fees payable                                                           403           14,139           4,660
   Accrued expenses and other payables                                          3,748           39,639           5,291
                                                                          -----------    -------------    ------------
      Total Liabilities                                                       109,748        7,549,549         810,737
                                                                          -----------    -------------    ------------
NET ASSETS                                                                $13,581,824    $ 447,139,297    $203,267,581
                                                                          ===========    =============    ============
NET ASSETS CONSIST OF:
   Par value                                                                   40,628          314,811         167,753
   Paid-in capital                                                         16,561,459      799,317,075     268,331,942
   Accumulated undistributed net investment income                             95,166        3,884,418       1,780,310
   Accumulated net realized loss on investment transactions and
      foreign currency transactions                                        (6,776,588)    (251,834,107)    (58,336,885)
   Net unrealized depreciation on foreign currency                                 --         (164,882)        (17,928)
   Net unrealized appreciation (depreciation) on investment securities      3,661,159     (104,378,018)     (8,657,611)
                                                                          -----------    -------------    ------------
NET ASSETS                                                                $13,581,824    $ 447,139,297    $203,267,581
                                                                          ===========    =============    ============
CAPITAL STOCK, (UNLIMITED AUTHORIZED SHARES AT $0.01 PAR VALUE)
   Institutional Class Shares Outstanding                                   4,062,845       31,481,080      16,775,261
                                                                          ===========    =============    ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*
   Institutional Class Share                                              $      3.34    $       14.20    $      12.12
                                                                          ===========    =============    ============

* The E.I.I. International Property Fund and E.I.I Global Property Fund have imposed a redemption fee of 1.5% of the total redemption amount on all Fund shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. For E.I.I. Realty Securities Fund, effective February 1, 2010, a redemption fee of 1.5% of the total redemption amount on all Fund shares may be imposed on shares redeemed or exchanged within 90 days of buying them, either by purchase or exchange. This fee is assessed and retained by each Fund for the benefit of their remaining shareholders.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                            STATEMENTS OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 2010

                                                                       E.I.I. REALTY       E.I.I.
                                                                         SECURITIES    INTERNATIONAL   E.I.I. GLOBAL
                                                                            FUND       PROPERTY FUND   PROPERTY FUND
                                                                       -------------   -------------   -------------
INVESTMENT INCOME:
   Dividends (less foreign taxes withheld $0, $763,351 and $172,478)     $  486,112    $ 12,713,154     $ 4,787,016
   Interest                                                                      77           6,360           2,394
                                                                         ----------    ------------     -----------
      Total Investment Income                                               486,189      12,719,514       4,789,410
                                                                         ----------    ------------     -----------
EXPENSES:
   Investment advisory fees (see note C)                                    109,866       3,827,293       1,251,461
   Administration fees                                                       21,973         765,459         250,292
   Trustees fees and expenses                                                 1,264          46,424          14,381
   Transfer agent fees                                                       41,217          85,995          42,476
   Legal fees                                                                 3,433         131,922          38,859
   Audit and tax fees                                                        32,912          50,741          30,157
   Custodian fees                                                            20,220         222,687          71,078
   Miscellaneous expenses                                                    29,752         246,085          73,083
                                                                         ----------    ------------     -----------
      Total Expenses                                                        260,637       5,376,606       1,771,787
   Less: expenses waived / reimbursed by Advisor                           (143,446)       (273,548)       (103,171)
                                                                         ----------    ------------     -----------
      Net Expenses                                                          117,191       5,103,058       1,668,616
                                                                         ----------    ------------     -----------
   NET INVESTMENT INCOME                                                    368,998       7,616,456       3,120,794
                                                                         ----------    ------------     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT
SECURITIES AND FOREIGN CURRENCY TRANSACTIONS
   Net realized loss on investment transactions                            (850,035)    (46,065,479)     (5,455,589)
   Net realized loss on foreign currency transactions                            --        (195,111)        (54,314)
   Net change in unrealized appreciation on investment securities         6,606,215      75,610,468      26,022,640
   Net change in unrealized depreciation on foreign currency
      transactions *                                                             --        (131,826)        (16,068)
                                                                         ----------    ------------     -----------
                                                                          5,756,180      29,218,052      20,496,669
                                                                         ----------    ------------     -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                               $6,125,178    $ 36,834,508     $23,617,463
                                                                         ==========    ============     ===========

* Change in unrealized appreciation (depreciation) on investment securities for the E.I.I. International Property is net of decrease in deferred foreign capital gains tax of ($3,421) on certain appreciation securities.

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      E.I.I. REALTY SECURITIES FUND
                                                                                      -----------------------------
                                                                                        YEAR ENDED      YEAR ENDED
                                                                                      JUNE 30, 2010   JUNE 30, 2009
                                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                                            $   368,998    $    489,214
      Net realized loss on investments transactions                                       (850,035)     (4,544,581)
      Net change in unrealized appreciation (depreciation) on investment securities      6,606,215      (6,739,222)
                                                                                       -----------    ------------
         Net increase (decrease) in net assets from operations                           6,125,178     (10,794,589)
                                                                                       -----------    ------------
   DISTRIBUTIONS FROM:
      Net investment income                                                               (365,463)       (536,542)
      Net realized gain on investments                                                          --         (44,491)
                                                                                       -----------    ------------
         Total Distributions                                                              (365,463)       (581,033)
                                                                                       -----------    ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares issued                                                                      3,474,861         263,386
      Shares reinvested                                                                    170,527         305,193
      Shares redeemed                                                                   (9,282,588)     (2,622,294)
                                                                                       -----------    ------------
         Net decrease from capital share transactions                                   (5,637,200)     (2,053,715)
                                                                                       -----------    ------------
   Total Increase (decrease) in net assets                                                 122,515     (13,429,337)
                                                                                       -----------    ------------
NET ASSETS
   Beginning of Year                                                                    13,459,309      26,888,646
                                                                                       -----------    ------------
   End of Year                                                                         $13,581,824    $ 13,459,309
                                                                                       ===========    ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                                         1,194,398          96,594
   Shares reinvested                                                                        56,354         100,340
   Shares redeemed                                                                      (3,142,628)       (895,734)
                                                                                       -----------    ------------
                                                                                        (1,891,876)       (698,800)
                                                                                       ===========    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                        $    95,166    $     91,631
                                                                                       ===========    ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            E.I.I. INTERNATIONAL
                                                                                               PROPERTY FUND
                                                                                      -------------------------------
                                                                                        YEAR ENDED       YEAR ENDED
                                                                                      JUNE 30, 2010    JUNE 30, 2009
                                                                                      --------------   --------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                                           $   7,616,456    $   8,274,592
      Net realized loss on investments transactions                                     (46,065,479)    (160,767,819)
      Net realized loss on foreign currency transactions                                   (195,111)        (284,800)
      Net change in unrealized appreciation (depreciation) on investment securities      75,610,468      (27,408,408)
      Translation of assets and liabilities in foreign currencies                          (131,826)         (51,550)
                                                                                      -------------    -------------
         Net increase (decrease) in net assets from operations                           36,834,508     (180,237,985)
                                                                                      -------------    -------------
   DISTRIBUTIONS FROM:
      Net investment income                                                              (8,286,269)     (10,886,435)
      Net realized gain on investments                                                           --         (927,988)
                                                                                      -------------    -------------
         Total distributions                                                             (8,286,269)     (11,814,423)
                                                                                      -------------    -------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares issued                                                                     127,917,802      212,391,653
      Shares reinvested                                                                   5,891,114        8,873,586
      Shares redeemed                                                                  (175,408,135)    (274,001,660)
      Redemption fees                                                                        19,400           87,650
                                                                                      -------------    -------------
         Net decrease from capital share transactions                                   (41,579,819)     (52,648,771)
                                                                                      -------------    -------------
   Total decrease in net assets                                                         (13,031,580)    (244,701,179)
                                                                                      -------------    -------------
NET ASSETS
   Beginning of Year                                                                    460,170,877      704,872,056
                                                                                      -------------    -------------
   End of Year                                                                        $ 447,139,297    $ 460,170,877
                                                                                      =============    =============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                                          8,431,464       16,092,396
   Shares reinvested                                                                        378,120          843,497
   Shares redeemed                                                                      (11,776,352)     (24,480,320)
                                                                                      -------------    -------------
                                                                                         (2,966,768)      (7,544,427)
                                                                                      =============    =============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                       $   3,884,418    $   4,749,342
                                                                                      =============    =============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                       E.I.I. GLOBAL PROPERTY FUND
                                                                                      -----------------------------
                                                                                        YEAR ENDED      YEAR ENDED
                                                                                      JUNE 30, 2010   JUNE 30, 2009
                                                                                      -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income                                                           $  3,120,794    $  2,495,210
      Net realized loss on investments transactions                                     (5,455,589)    (44,021,127)
      Net realized loss on foreign currency transactions                                   (54,314)       (356,589)
      Net change in unrealized appreciation (depreciation) on investment securities     26,022,640      (1,260,229)
      Translation of assets and liabilities in foreign currencies                          (16,068)           (859)
                                                                                      ------------    ------------
         Net increase (decrease) in net assets from operations                          23,617,463     (43,143,594)
                                                                                      ------------    ------------
   DISTRIBUTIONS FROM:
      Net investment income                                                             (2,437,777)     (2,047,089)
                                                                                      ------------    ------------
         Total distributions                                                            (2,437,777)     (2,047,089)
                                                                                      ------------    ------------
   CAPITAL SHARE TRANSACTIONS - INSTITUTIONAL CLASS:
      Shares issued                                                                     94,667,732      23,084,730
      Shares reinvested                                                                  2,257,531       1,956,845
      Shares redeemed                                                                  (22,813,845)    (16,849,376)
      Redemption fees                                                                        1,200           5,805
                                                                                      ------------    ------------
         Net increase from capital share transactions                                   74,112,618       8,198,004
                                                                                      ------------    ------------
   Total increase (decrease) in net assets                                              95,292,304     (36,992,679)
                                                                                      ------------    ------------
NET ASSETS
   Beginning of Year                                                                   107,975,277     144,967,956
                                                                                      ------------    ------------
   End of Year                                                                        $203,267,581    $107,975,277
                                                                                      ============    ============
SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
   Shares issued                                                                         7,709,160       2,248,003
   Shares reinvested                                                                       176,922         224,152
   Shares redeemed                                                                      (1,850,272)     (2,080,950)
                                                                                      ------------    ------------
                                                                                         6,035,810         391,205
                                                                                      ============    ============
ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME                                       $  1,780,310    $  1,151,607
                                                                                      ============    ============

                 See Accompanying Notes to Financial Statements.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                        June 30, 2010  June 30, 2009  June 30, 2008  June 30, 2007  June 30, 2006
                                                        -------------  -------------  -------------  -------------  -------------
Net Asset Value, Beginning of Year ...................     $  2.26       $  4.04        $  6.24         $ 10.85        $ 13.68
                                                           -------       -------        -------         -------        -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
   Net Investment Income .............................        0.08          0.08           0.10            0.13           0.17
   Net Gain (Loss) on Securities
      (Realized and Unrealized) ......................        1.07         (1.76)         (0.70)           1.37           2.02
                                                           -------       -------        -------         -------        -------
         Total from Investment Operations ............        1.15         (1.68)         (0.60)           1.50           2.19
                                                           -------       -------        -------         -------        -------
LESS DISTRIBUTIONS
   Net Investment Income .............................       (0.07)        (0.09)         (0.09)          (0.12)         (0.24)
   Net Realized Gain on Investments ..................          --         (0.01)         (1.51)          (5.99)         (4.78)
                                                           -------       -------        -------         -------        -------
         Total Distributions .........................       (0.07)        (0.10)         (1.60)          (6.11)         (5.02)
                                                           -------       -------        -------         -------        -------
Net Asset Value, End of Year .........................     $  3.34       $  2.26        $  4.04         $  6.24        $ 10.85
                                                           =======       =======        =======         =======        =======
Total Return* ........................................       51.56%       (42.14)%       (10.82)%          9.58%         20.54%
Net Assets, End of Year (thousands) ..................     $13,582       $13,459        $26,889         $28,146        $38,878
Ratio of Expenses to Average Net Assets (Including
   effect of waivers and reimbursements) .............        0.80%         0.80%          0.84%           1.00%          1.00%
Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Reimbursement of Expenses) ............        1.78%         1.61%          1.27%           1.26%          1.24%
Ratio of Net Investment Income to
   Average Net Assets (Including effect of waivers and
   reimbursements) ...................................        2.52%         2.82%          1.84%           1.16%          1.37%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ........................        1.54%         2.01%          1.41%           0.90%          1.13%
Portfolio Turnover Rate ..............................         110%           71%           132%             76%            44%

----------

* Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                       E.I.I. INTERNATIONAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                        June 30, 2010  June 30, 2009  June 30, 2008  June 30, 2007  June 30, 2006
                                                        -------------  -------------  -------------  -------------  -------------
Net Asset Value, Beginning of Year ...................   $  13.36        $  16.79       $  24.41      $  17.65       $  12.88
                                                         --------        --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net Investment Income .............................       0.23(1)         0.26           0.29          0.26(1)        0.22(1)
   Net Gain (Loss) on Securities (Realized and
      Unrealized) ....................................       0.86           (3.36)         (7.35)         7.21           4.78
                                                         --------        --------       --------      --------       --------
         Total from Investment Operations ............       1.09           (3.10)         (7.06)         7.47           5.00
                                                         --------        --------       --------      --------       --------
LESS DISTRIBUTIONS
   Net Investment Income .............................      (0.25)          (0.30)         (0.21)        (0.39)         (0.09)
   Net Realized Gain on Investments ..................         --           (0.03)         (0.35)        (0.32)         (0.14)
                                                         --------        --------       --------      --------       --------
         Total Distributions .........................      (0.25)          (0.33)         (0.56)        (0.71)         (0.23)
                                                         --------        --------       --------      --------       --------
REDEMPTION FEES* .....................................         --              --             --            --             --
Net Asset Value, End of Year .........................   $  14.20        $  13.36       $  16.79      $  24.41       $  17.65
                                                         ========        ========       ========      ========       ========
Total Return** .......................................       7.96%         (17.99)%       (29.39)%       42.61%         39.14%
Net Assets, End of Year (thousands) ..................   $447,139        $460,171       $704,872      $567,638       $156,032
Ratio of Expenses to Average Net Assets (Including
   Waivers and Reimbursement of Expenses) ............       1.00%           1.00%          1.00%         1.00%          1.00%
Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Reimbursement of Expenses) ............       1.05%           1.05%          1.01%         1.12%          1.23%
Ratio of Net Investment Income to Average Net Assets
   (Including Waivers and Reimbursement of
   Expenses) .........................................       1.49%           1.78%          1.56%         1.12%          1.39%
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ........................       1.44%           1.73%          1.55%         1.00%          1.16%
Portfolio Turnover Rate ..............................          8%             21%            11%           20%            14%

----------

(1)  Per share numbers have been calculated using the average share method.

*    Amounts represent less than $0.005 per share.

** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                           E.I.I. GLOBAL PROPERTY FUND

                              FINANCIAL HIGHLIGHTS

       FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                                          Year Ended     Year Ended     Year Ended     Period Ended
                                                        June 30, 2010  June 30, 2009  June 30, 2008  June 30, 2007(1)
                                                        -------------  -------------  -------------  ----------------
Net Asset Value, Beginning of Period .................    $  10.05       $  14.01       $  19.22       $ 20.00
                                                          --------       --------       --------       -------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS
   Net Investment Income .............................        0.19           0.22           0.18          0.09
   Net Gain (Loss) on Securities
      (Realized and Unrealized) ......................        2.07          (4.00)         (5.22)        (0.87)
                                                          --------       --------       --------       -------
         Total from Investment Operations ............        2.26          (3.78)         (5.04)        (0.78)
                                                          --------       --------       --------       -------
LESS DISTRIBUTIONS
   Net Investment Income .............................       (0.19)         (0.18)         (0.16)           --
   Net Realized Gain on Investments ..................          --             --          (0.01)           --
                                                          --------       --------       --------       -------
         Total Distributions .........................       (0.19)         (0.18)         (0.17)           --
                                                          --------       --------       --------       -------
REDEMPTION FEES* .....................................          --             --             --            --
Net Asset Value, End of Period .......................    $  12.12       $  10.05       $  14.01       $ 19.22
                                                          ========       ========       ========       =======
Total Return** .......................................       22.36%        (26.75)%       (26.34)%       (3.90)%***
Net Assets, End of Period (thousands) ................    $203,268       $107,975       $144,968       $71,244
Ratio of Expenses to Average Net Assets (Including
   effect of waivers and reimbursements) .............        1.00%          1.00%          1.00%         1.00%****
Ratio of Expenses to Average Net Assets (Excluding
   Waivers and Reimbursement of Expenses) ............        1.06%          1.12%          1.05%         1.57%****
Ratio of Net Investment Income to Average Net Assets
   (Including effect of waivers and reimbursements) ..        1.87%          2.35%          1.60%         1.74%****
Ratio of Net Investment Income to Average
   Net Assets (Excluding Waivers and
   Reimbursement of Expenses) ........................        1.81%          2.23%          1.55%         1.17%****
Portfolio Turnover Rate ..............................          19%            39%            18%            8%***

----------
(1)  Fund Commenced operations on February 1, 2007

*    Amounts represent less than $0.005 per share.

** Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value during the year, and redemption on the last day of the year. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*** Total return and portfolio turnover rate are not annualized for periods of less than one year.

**** Annualized.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                                  JUNE 30, 2010

A.   ORGANIZATION:

E.I.I. Realty Securities Trust (the "Trust") was organized on December 22, 1997 as a Delaware statutory trust under the laws of the State of Delaware and is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company with the following series: E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund. EI.I. Realty Securities Fund commenced operations on June 11, 1998. E.I.I. International Property Fund commenced operations on July 1, 2004. E.I.I. Global Property Fund commenced operations on February 1, 2007. Each series, in effect, represents a separate fund, and is referred to herein as a "Fund" or collectively as the "Funds".

FUND SHARES

The Funds may offer three classes of shares: Institutional, Adviser and Investor. As of June 30, 2010, the Adviser and Investor classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Funds, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B.   SIGNIFICANT ACCOUNTING POLICIES:

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Funds in preparation of their financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Funds from the issuers of the Funds' portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable return of capital distributions. The final classifications of these distributions cannot be determined until reported to the Funds by the issuers of the Funds' portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Funds will not affect the net assets of the Funds. The reclassification of distributions received by the Funds may require the Funds to reclassify a portion of their distributions to Fund shareholders.

The Funds estimate the components of distributions from REITs. Return of capital distributions are recorded as a reduction of cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Investments in other investment companies are valued at net asset value.

If market quotations are not readily available, or the price is not considered representative of market value, securities are valued at their fair value as determined in good faith by the Trust's Price Valuation Committee under procedures adopted by the Trust's Board of Trustees.

Most foreign markets close before the close of trading on the New York Stock Exchange ("NYSE"). If a Fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the Fund's share price, the Fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the Trust's Price Valuation Committee, established by the Trust's Board of Trustees.

The Funds may also fair value securities in other situations, such as when a particular foreign market is closed but the Funds are open. In deciding whether to make fair value adjustments, the Funds review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2010 - CONTINUED

that represent foreign securities and baskets of foreign securities. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Funds could obtain if it were to sell the security at the time of the close of the NYSE and the difference could be significant.

FAIR VALUE MEASUREMENTS: The Funds have performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Fair value is defined as the price that the portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The levels of fair value inputs used to measure the Fund's investments are characterized into a fair value hierarchy based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the portfolio. Unobservable inputs reflect the Fund Management's own assumptions about the assumptions that market participants would use in valuing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level in the fair value hierarchy based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

     -    Level 1 -- quoted prices in active markets for identical investments

     - Level 2 -- other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Funds' investments by the above fair value hierarchy levels as of June 30, 2010:

                                                                     LEVEL 2        LEVEL 3
                                         TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                        VALUE AT        QUOTED      OBSERVABLE   UNOBSERVABLE
E.I.I. REALTY SECURITIES FUND        JUNE 30, 2010      PRICE         INPUT          INPUT
----------------------------------   -------------   -----------   -----------   ------------
Investments in Securities *           $13,591,536    $13,591,536       $--           $--
                                      ------------   -----------       ---           ---
   TOTAL                              $13,591,536    $13,591,536       $--           $--
                                      ===========    ===========       ===           ===

*    See Schedule of Investment for industry sector breakouts.

                                                                      LEVEL 2        LEVEL 3
                                          TOTAL        LEVEL 1      SIGNIFICANT    SIGNIFICANT
                                        VALUE AT        QUOTED      OBSERVABLE    UNOBSERVABLE
E.I.I. INTERNATIONAL PROPERTY FUND   JUNE 30, 2010      PRICE          INPUT          INPUT
----------------------------------   -------------   ------------   -----------   ------------
Investments in Securities *           $453,108,453   $453,108,453       $--           $--
                                      ------------   ------------       ---           ---
   TOTAL                              $453,108,453   $453,108,453       $--           $--
                                      ============   ============       ===           ===

*    See Schedule of Investments for geographic and sector breakouts.

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2010 - CONTINUED

                                                                      LEVEL 2        LEVEL 3
                                          TOTAL         LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                        VALUE AT        QUOTED       OBSERVABLE   UNOBSERVABLE
E.I.I. GLOBAL PROPERTY FUND          JUNE 30, 2010       PRICE         INPUT          INPUT
----------------------------------   -------------   ------------   -----------   ------------
Investments in Securities*            $202,811,864   $202,811,864       $--            $--
                                      ------------   ------------       ---            ---
   TOTAL                              $202,811,864   $202,811,864       $--            $--
                                      ============   ============       ===            ====

*    See Schedule of Investments for geographic and sector breakouts.

Transfers in and out of levels 1, 2 and 3 of the fair value hierarchy are recognized as of the beginning of the reporting period. There were no transfers between any of the levels during the year ended June 30, 2010. Additionally there were no level 3 investments held during the year.

FOREIGN CURRENCY TRANSLATION: Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of valuation. Purchases and sales of securities, interest income and dividends received are translated into U.S. dollars at the exchange rates in effect on the translation date.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in the exchange rate.

FOREIGN INCOME TAXES: The Funds may be subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the Funds upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the Funds as a reduction of income. Deferred tax expense attributable to net unrealized capital gains is reflected as a component of change in appreciation (depreciation) on investment securities and is reported on the Statement of Operations.

SECURITY TRANSACTIONS: Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statements and federal income tax purposes.

EXPENSES: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated pro-rata among the respective Funds based on relative average net assets of each Fund.

INCOME RECOGNITION: Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all securities. Corporate actions and dividend income are recorded on ex -date or as soon as the Funds are informed of the dividend. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and reclaims as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2010 - CONTINUED

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly for the E.I.I. Realty Securities Fund and annually for the E.I.I. International Property Fund and E.I.I. Global Property Fund. Net realized gains on portfolio securities, if any, are distributed at least annually by the Funds. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

For the year ended June 30, 2010, permanent differences resulting primarily from foreign currency transactions were identified and reclassified among the components of the Funds' net assets as follows:

                                                       Increase/(Decrease)   Increase/(Decrease)
                                         Increase/        Undistributed        Accumulated Net
                                        (Decrease)        Net Investment           Realized
Fund                                 Paid-in Capital      Income/(Loss)          Gain/(Loss)
----                                 ---------------   -------------------   -------------------
E.I.I. International Property Fund        $--               $(195,111)            $195,111
E.I.I. Global Property Fund                --                 (54,314)              54,314

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

FEDERAL INCOME TAXES: The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no Federal income tax provision is required.

Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Funds' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. It is each Fund's policy to record interest and penalty charges on underpaid taxes associated with its tax positions as interest expense and miscellaneous expense, respectively. As of June 30, 2010, management has evaluated the tax positions of each Fund, and has determined that there is no impact on the Funds' financial statements.

NEW ACCOUNTING PRONOUNCEMENT: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are currently effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in the Funds' financial statement disclosures.

FOREIGN ISSUER RISK: For Funds that invest in foreign issuers, the foreign issuers may not be subject to uniform accounting, auditing and financial reporting standards and practices used by domestic issuers. In addition, foreign securities markets may be less liquid, more volatile, and less subject to governmental supervision than in the U.S. Investments in foreign countries could be affected by factors not present in the U.S., including expropriation, confiscation of property and difficulties in enforcing contracts.

CURRENCY RISK: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in rates may erode or reverse gains produced by investments denominated in foreign currencies.

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2010 - CONTINUED

INDEMNIFICATIONS: In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and expect risk or loss thereunder to be remote.

C.   INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

INVESTMENT ADVISORY FEE

The Funds have entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of each Fund's average daily net assets.

ADMINISTRATION FEE

E.I.I. will also provide administrative services to the Funds. Under the Administrative Services Agreement, E.I.I. receives a fee payable monthly at an annual rate of 0.15% of each Fund's average daily net assets. E.I.I. has entered into the Sub-Administration Agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., under which E.I.I. pays PNC to provide certain administrative services to the Trust.

Pursuant to the Sub-Administration Agreement, PNC provides the day- to-day administration of the matters related to the corporate existence of the Trust, maintenance of its records, preparation of reports, supervision of the Trust's arrangements with its custodian and assistance in the preparation of the Trust's registration statements under federal and state laws.

TRANSFER AGENT FEE

PNC also serves as transfer agent for the Funds and receives a fee for related services pursuant to a Transfer Agency Agreement with the Trust.

CUSTODY FEE

PFPC Trust Company serves as the custodian for the Funds and receives a fee for related services pursuant to a Custodian Agreement with the Trust.

DISTRIBUTOR

PFPC Distributors, Inc. serves as the distributor of the Funds' shares. Any distribution fees incurred by the Funds are paid by the Adviser.

TRUSTEES FEE

The Funds pay each Independent Trustee an annual fee of $16,000, which includes compensation for all regular quarterly board meetings. The Chairman of the Board receives an additional $4,000 on an annual basis. The Trustees receive additional fees of $1,000 for special meetings and $500 for phone meetings held during the year. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. These fees and expenses are allocated between the Funds based on average net assets.

EXPENSE LIMITS AND FEE WAIVER

E.I.I. has agreed to voluntarily waive a portion of its Investment Advisory Fee and/or assume the expenses of the Funds to the extent necessary to keep the annual expenses of E.I.I. Realty Securities Fund to not more than 0.80% of the average net assets and E.I.I. International Property Fund and E.I.I. Global Property Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of each Fund. To the extent that the Adviser waives Investment Advisory Fees and/or absorbs expenses of the Funds, it may seek payment of a portion or all of such waived fees and/or assumed expenses at any time within three fiscal years after the fiscal year in which the Investment Advisory Fees were waived and/or expenses were assumed, subject to the 0.80% and 1.00% expense limitation stated above. The total amount of fees waived and/or assumed by the Adviser during the last three fiscal years ended June 30 and is therefore currently eligible for recoupment provided that the total recoupment does not exceed the Funds' respective expense limitation, is as follows:

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2010 - CONTINUED

                          E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
                         SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
                         ---------------   --------------------   -------------
Fiscal Year ended 2010       $143,446             $273,548           $103,171
Fiscal Year ended 2009        140,168              210,039            130,210
Fiscal Year ended 2008        143,880               45,436             62,586
                             --------             --------           --------
Total                        $427,494             $529,023           $295,967
                             ========             ========           ========

D.   INVESTMENT TRANSACTIONS:

For the year ended June 30, 2010, the Funds made the following purchases and sales of investment securities, other than U.S. Government Securities and Short-Term Securities:

             E.I.I. REALTY    E.I.I. INTERNATIONAL   E.I.I. GLOBAL
            SECURITIES FUND       PROPERTY FUND      PROPERTY FUND
            ---------------   --------------------   -------------
Purchases     $15,215,459         $40,078,574         $101,756,538
Sales          20,450,065          71,521,105           29,151,295

E.   DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended June 30, 2010 and June 30, 2009 was as follows:

                                     DISTRIBUTIONS PAID IN 2010   DISTRIBUTIONS PAID IN 2009
                                     --------------------------   --------------------------
                                       ORDINARY      LONG-TERM     ORDINARY       LONG-TERM
FUND                                   INCOME*     CAPITAL GAIN     INCOME*     CAPITAL GAIN
----                                 -----------   ------------   -----------   ------------
E.I.I. Realty Securities Fund        $   365,463       $--        $   536,855     $ 44,178
E.I.I. International Property Fund     8,286,269        --         10,887,063      927,360
E.I.I. Global Property Fund            2,437,777        --          2,047,089           --
                                     -----------       ---        -----------     --------
Total Taxable Distributions          $11,089,509       $--        $13,471,007     $971,538
                                     ===========       ===        ===========     ========

* For tax purposes, short term capital gains distributions, if any, are considered ordinary income distributions.

F.   COMPONENTS OF DISTRIBUTABLE EARNINGS:

As of June 30, 2010, the components of accumulated earnings on a tax basis were as follows:

                                                                E.I.I.
                                           E.I.I. REALTY    INTERNATIONAL   E.I.I. GLOBAL
                                          SECURITIES FUND   PROPERTY FUND   PROPERTY FUND
                                          ---------------   -------------   -------------
Undistributed ordinary income                $   95,166     $   4,576,634   $  2,009,346
Unrealized appreciation (depreciation)*       3,028,678      (111,492,879)   (11,088,556)
                                             ----------     -------------   ------------
Total accumulated earnings                   $3,123,844     $(106,916,245)  $ (9,079,210)
                                             ==========     =============   ============

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

As of June 30, 2010, the capital loss carryforwards available to offset possible future gains are as follows:

                                      CAPITAL LOSS
               FUND                  CARRYFORWARDS      2016         2017            2018
----------------------------------   -------------   ---------   ------------   --------------
E.I.I. Realty Securities Fund        $  (6,144,107)  $      --   $ (1,487,175)  $  (4,656,932)
E.I.I. International Property Fund    (233,404,310)         --    (70,118,336)   (163,285,974)
E.I.I. Global Property Fund            (55,275,180)   (979,402)   (13,418,669)    (40,877,109)

                         E.I.I. REALTY SECURITIES TRUST

                          NOTES TO FINANCIAL STATEMENTS

                            JUNE 30, 2010 - CONTINUED

G.   POST OCTOBER LOSS:

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 2010, the post-October capital and foreign currency losses deferred are as follows:

                                     POST-OCTOBER     POST-OCTOBER
                                     CAPITAL LOSS   FOREIGN CURRENCY
               FUND                    DEFERRAL       LOSS DEFERRAL
----------------------------------   ------------   ----------------
E.I.I. Realty Securities Fund         $        --      $     --
E.I.I. International Property Fund     11,984,380       187,654
E.I.I. Global Property Fund               809,508        59,863

Such losses will be treated as arising on the first day of the fiscal year ended June 30, 2011.

H.   TAX COST OF SECURITIES:

The aggregate cost, gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a Federal income tax basis at June 30, 2010 for each Fund were as follows:

               FUND                      COST       APPRECIATION   (DEPRECIATION)        NET
----------------------------------   ------------   ------------   --------------   -------------
E.I.I. Realty Securities Fund        $ 10,562,858    $ 3,809,512   $    (780,834)   $   3,028,678
E.I.I. International Property Fund    564,436,450     29,925,202    (141,253,199)    (111,327,997)
E.I.I. Global Property Fund           213,882,492     13,123,784     (24,194,412)     (11,070,628)

I.   SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were the following subsequent events requiring recognition or disclosure in the financial statements:

On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global Investment Servicing (U.S.) Inc. to The Bank of New York Mellon Corporation. The sale included PFPC Trust Company and PFPC Distributors, Inc. At the closing of the sale, PNC Global Investment Servicing (U.S.) Inc. and PFPC Distributors, Inc. changed their names to BNY Mellon Investment Servicing
(US) Inc. and BNY Distributors Inc., respectively. PFPC Trust Company will not change its name until a later date to be announced.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of E.I.I. Realty Securities Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of E.I.I. Realty Securities Fund, E.I.I. International Property Fund, and E.I.I. Global Property Fund (the three portfolios constituting E.I.I. Realty Securities Trust) (collectively, the "Funds"), as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting E.I.I. Realty Securities Trust at June 30, 2010 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                        (ERNST & YOUNG LLP)

New York, New York
August 25, 2010

                         E.I.I. REALTY SECURITIES TRUST

                       ADDITIONAL INFORMATION (UNAUDITED)

                                  JUNE 30, 2010

TAX INFORMATION

The following tax information represents fiscal year end disclosures of various tax benefits passed through to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund and E.I.I. Global Property Fund, 0.27% and 1.05%, respectively, may qualify for the dividends received deduction available to corporate shareholders.

If a Fund meets the requirements of section 853 of the Internal Revenue Code, the Fund may elect to pass through to its shareholders credits for foreign taxes paid. The total amount of income received by the E.I.I. International Property Fund from sources within foreign countries and possessions of the United States is $0.4281 per share (representing a total of $13,476,650). The total amount of taxes paid to such countries is $0.0104 per share (representing a total of $326,038). The total amount of income received by the E.I.I. Global Property Fund from sources within foreign countries and possessions of the United States is $0.1789 per share (representing a total of $3,000,313). The total amount of taxes paid to such countries is $0.0038 per share (representing a total of $64,411).

The following tax information represents fiscal year end percentages and may differ from those provided to shareholders at calendar year end.

Of the distributions made by the E.I.I. Realty Securities Fund, E.I.I. International Property Fund and E.I.I. Global Property Fund, 0.27%, 100% and 62.54%, respectively, represent the amount of each distribution which may qualify for the 15% dividend income tax rate. These figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for generally accepted accounting principles (book) purposes and federal income tax (tax) purposes.

E.I.I. REALTY SECURITIES TRUST PROXY VOTING GUIDELINES

E.I.I. Realty Securities, Inc., the Funds' Adviser, is responsible for exercising the voting rights associated with the securities held by each Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge, upon request, by calling 1-888-323-8912. It is also available on the SEC's web site at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2010 is available without charge, upon request, by calling toll free 1-888-323-8912. It is also available on the SEC's website at www.sec.gov.

E.I.I. REALTY SECURITIES TRUST QUARTERLY REPORTING OF PORTFOLIO HOLDINGS

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N -Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2010

APPROVAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on May 13, 2010, the Board of Trustees (the "Trustees" or the "Board"), including the Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) (the "Independent Trustees"), of E.I.I. Realty Securities Trust (the "Trust) considered the annual approval of the continuation of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of E.I.I. Realty Securities Fund ("RSF"), E.I.I. International Property Fund ("IPF"), E.I.I. Global Property Fund ("EGF") (the "Funds"), and E.I.I. Realty Securities, Inc. ("E.I.I." or the "Adviser").

The Trustees reviewed with counsel to the Trust the information provided to them in connection with their review of the Advisory Agreement for the Funds, including: a legal memorandum setting forth the Trustees' responsibilities in considering approval of the Advisory Agreement; information on the Adviser, including Part II of the Form ADV; and comparative fee, expense and performance information provided by Lipper Inc. ("Lipper") based upon fund peer groups selected by Lipper. The Board also met with representatives from the Adviser to discuss information about the firm's profitability and business plans, and staffing and investment performance issues.

The Board reviewed and considered the nature and extent of the investment advisory services provided by E.I.I. under the Advisory Agreement, including portfolio management, investment research and securities trading. The Trustees also reviewed and considered the nature and extent of the non-advisory, administrative services provided by E.I.I. under an Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. The Board also compared the nature of the services provided by E.I.I. with similar services provided by non-affiliated advisers, as reported to the Board by Lipper.

The Trustees reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of E.I.I. who provided the administrative and investment advisory services to the Funds. The Trustees determined that E.I.I.'s portfolio managers and key personnel were well qualified by education and/or training and experience to perform the services in an efficient and professional manner.

The Trustees reviewed the performance of the Funds as shown in reports provided by Lipper, compared to the performance of comparable funds selected by Lipper (the "performance peer group"). When considering a Fund's performance, the Board and the Adviser placed emphasis on trends and longer-term returns (focusing on one- year, three-year, five-year and ten-year performance, as of March 31, 2010, as applicable, or since inception, as applicable, as of March 31, 2010).

The Trustees concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Funds. They also concluded that the overall quality of the advisory and administrative services was satisfactory.

The Trustees reviewed the advisory and administrative fees (together, the "management fee") paid by the Funds and the total expense ratios of the Funds. They noted that: (i) RSF's contractual management fee rate was higher than the median management fee rates for funds selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of RSF, as shown in the Lipper report for the Funds, but IPF's and EGF's were lower; and (ii) each Fund's actual management fee and total expense ratio were at or below the average of the funds included in each Fund's expense peer group because of fee waivers. The Trustees concluded that each Fund's management fee rate was competitive. The Independent Trustees reviewed the structure of each Fund's management fee schedule under the Advisory Agreement and noted that it did not include any breakpoints, but that the Funds benefited from fee waivers.

The Trustees considered and reviewed information concerning the costs incurred and profits realized by E.I.I. from its relationship with the Funds and concluded that the profits earned by E.I.I. were not excessive in light of the advisory, administrative and other services provided to the Funds.

The Trustees did not identify any so called "fall out benefits" derived by E.I.I. from its relationship with the Funds although it did consider whether E.I.I. realized any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Funds and/or other clients managed by E.I.I. would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Funds. The Trustees recognized that the receipt of such

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2010

research from brokers might reduce E.I.I.'s cost but concluded that the receipt of such research strengthens the investment management resources of E.I.I., which might ultimately benefit the Funds and other funds and clients.

The Trustees considered whether E.I.I. was financially sound and had the resources necessary to perform its obligations under the Advisory Agreement. The Trustees noted that E.I.I.'s operations remained profitable, although reduced assets under management in recent years had reduced E.I.I.'s profitability. The Independent Trustees concluded that E.I.I. had the financial resources necessary to fulfill its obligations under the Advisory Agreement.

The Trustees also reviewed and considered the historical relationship between the Funds and E.I.I., including the policies and procedures formulated and adopted by E.I.I. for managing each Fund's operations and the Trustees' confidence in the competence and integrity of the senior managers and key personnel of E.I.I. The Board concluded that it was beneficial for the Funds to continue their relationship with E.I.I.

The Board considered the controls and procedures adopted and implemented by E.I.I. and monitored by the Trust's Chief Compliance Officer and concluded that the conduct of business by E.I.I. indicated a good faith effort to adhere to high ethical standards in the conduct of the Fund's business.

The Independent Trustees met in executive session with counsel to the Trust to discuss the renewal of the Advisory Agreement for each Fund. After the Independent Trustees' executive session, the full Board unanimously concluded, after considering and weighing all of the above factors, that it would be in the best interest of each Fund and its shareholders to approve the renewal of the Advisory Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Trustees. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Advisory Agreement.

                         E.I.I. REALTY SECURITIES TRUST

                                  JUNE 30, 2010

                         E.I.I. REALTY SECURITIES TRUST

TRUSTEE AND OFFICERS INFORMATION

Information pertaining to the Trustees and Officers of the Company is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling
(888) 323-8912

                                                                                               NUMBER OF
                                                                                              PORTFOLIOS
                                                                                                IN FUND
NAME, (AGE), ADDRESS AND    TERM OF OFFICE(1)                                                   COMPLEX
POSITION(S) WITH COMPANY      AND LENGTH OF               PRINCIPAL OCCUPATION(S)              OVERSEEN       OTHER DIRECTORSHIPS
DISINTERESTED TRUSTEE          TIME SERVED                  DURING PAST 5 YEARS               BY TRUSTEE        HELD BY TRUSTEE
------------------------    -----------------   -------------------------------------------   ----------   -------------------------
Warren K. Greene, 74        Since June 1998     American Investors Fund LP (June 2006 to           3       Trustee, Renaissance
Chairman &                                      present); Senior Vice President,                           Capital Greenwich Funds
Independent Trustee                             NorthCoast Asset Management, LLC
One Marshall Street                             (1995 to June 2006).
Old Greenwich, CT 06870

Joseph Gyourko, 54          Since June 1998     Martin Bucksbaum Professor of Real                 3       N/A
Independent Trustee                             Estate & Finance,
15 Forest Lane                                  The Wharton School,
Swarthmore, PA 19081                            University of Pennsylvania

Juan M. Meyer, 66           Since January       Executive Vice President, Asset                    3       Director, The Cathay
Independent Trustee         2006                Management Advisors (2003 to present);                     Investment Fund, Ltd.,
71 Ridgeview Avenue                             President, Eagle Capital International, LLC                Trustee, Northern Trust
Greenwich, CT 06830                             (1985 to 2003)                                             Multi- Advisor Funds.

INTERESTED TRUSTEES

Christian A. Lange, 71      Since November      Managing Director, E.I.I. Realty                   3       Director, E.I.I. Voyager
Trustee, Chief Investment   2003                Securities, Inc., June 1993 to present;                    U.S. Leaders Equity
Officer                                         President and Managing Director,                           Company, Director &
717 Fifth Avenue                                European Investors Inc., April 1983 to                     Chairman of Amadeus
New York, NY 10022                              present.                                                   Capital Vision PLC,
                                                                                                           Director GPA Fund
                                                                                                           Managers Ltd.

OFFICERS

Richard J. Adler, 64        Since July 2004     Managing Director, E.I.I. Realty                   3       Director, E.I.I. Voyager
Chief Executive Officer &                       Securities, Inc., June 1993 to present;                    U.S. Leaders Equity
President                                       Managing Director, European Investors                      Company
717 Fifth Avenue                                Incorporated and Vice President, European
New York, NY 10022                              Investors Corporate Finance Inc., April
                                                1983 to present.

Lynn P. Marinaccio, 53      Since February      Director of Client Services, E.I.I. Realty         3       N/A
Secretary                   2003                Securities, Inc., December 1996 to present.
717 Fifth Avenue
New York, NY 10022

Michael J. Meagher, 48      Since May 2003      Senior Vice President and Director of Fund         3       N/A
Treasurer & Chief                               Administration and Compliance, E.I.I.
Compliance Officer                              Realty Securities, Inc, March 2003 to
717 Fifth Avenue                                present.
New York, NY 10022

1 Each Trustee and officer shall hold office until his successor shall have been elected and qualified.

                       This Page Left Blank Intentionally.

                       This Page Left Blank Intentionally.

INVESTMENT ADVISER & ADMINISTRATOR
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794

SUB-ADMINISTRATOR
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581-5120

TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
760 Moore Road
King of Prussia, PA 19406

CUSTODIAN
PFPC Trust Company
301 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
BNY Mellon Distributors Inc.
760 Moore Road
King of Prussia, PA 19406

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, NY 10036

OFFICERS & TRUSTEES
Richard J. Adler, PRESIDENT
& CHIEF EXECUTIVE OFFICER
Lynn P. Marinaccio, SECRETARY
Michael J. Meagher, TREASURER
& CHIEF COMPLIANCE OFFICER
Warren K. Greene, INDEPENDENT CHAIRMAN & TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Juan M. Meyer, INDEPENDENT TRUSTEE
Christian A. Lange, TRUSTEE

                                 (E.I.I. LOGO)
                         E.I.I. REALTY SECURITIES TRUST

                                  888-323-8912

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Warren Greene is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $95,000 in 2009 and $96,810 in 2010.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 in 2009 and $5,000 in 2010.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,000 in 2009 and $12,200 in 2010.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2009 and $0 in 2010.

     (e)(1) All pre approvals described in paragraph (c)(7) of Rule 2-01 of Regulation S-X will be done by the Audit Committee on an ad hoc basis.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

               (b)  N/A

               (c)  0%

               (d)  N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $17,000 in 2009 and $17,200 in 2010.

     (h)  Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) EII Realty Securities Trust


By (Signature and Title)* /s/ Richard J. Adler
                          ------------------------------------------------
                          Richard J. Adler, Chief Executive Officer
                          (principal executive officer)

Date 9/3/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Richard J. Adler
                          ------------------------------------------------
                          Richard J. Adler, Chief Executive Officer
                          (principal executive officer)

Date 9/3/10


By (Signature and Title)* /s/ Michael J. Meagher
                          ------------------------------------------------
                          Michael J. Meagher, Vice President and Treasurer (principal financial officer)

Date 9/1/10

* Print the name and title of each signing officer under his or her signature.